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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2013 through March 31, 2014

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund

ANNUAL REPORT
March 31, 2014

TABLE OF CONTENTS
President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Columbia Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Dynamic Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	16
Schedules of Investments	20
Pear Tree Columbia Small Cap Fund	20
Pear Tree Quality Fund	25
Pear Tree PanAgora Dynamic Emerging Markets Fund	30
Pear Tree PanAgora Risk Parity Emerging Markets Fund	39
Pear Tree Polaris Foreign Value Fund	57
Pear Tree Polaris Foreign Value Small Cap Fund	60
Statements of Assets and Liabilities	64
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	76
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	107
Information for Shareholders	108
Management Contract and Advisory Contract Approval	109
Privacy Notice	111
Trustees and Officers	114
Service Providers	inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve-month period ended March 31, 2014 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback&commat;peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example for the 6 months ended March 31, 2014
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/13	Ending Account Value 3/31/2014	Annualized Expense Ratio	Expenses Paid* 10/1/2013 – 3/31/2014
Small Cap	Ordinary	Actual	$1,000.00	$1,077.60	1.55%	$8.02
		Hypothetical	$1,000.00	$1,017.21	1.55%	$7.78
	Institutional	Actual	$1,000.00	$1,079.10	1.30%	$6.74
		Hypothetical	$1,000.00	$1,018.44	1.30%	$6.55
Quality	Ordinary	Actual	$1,000.00	$1,117.30	1.31%	$6.91
		Hypothetical	$1,000.00	$1,018.40	1.31%	$6.59
	Institutional	Actual	$1,000.00	$1,118.90	1.07%	$5.67
		Hypothetical	$1,000.00	$1,019.58	1.07%	$5.40
Emerging Markets	Ordinary	Actual	$1,000.00	$1,003.80	1.47%	$7.33
		Hypothetical	$1,000.00	$1,017.62	1.47%	$7.38
	Institutional	Actual	$1,000.00	$1,005.30	1.22%	$6.10
		Hypothetical	$1,000.00	$1,018.85	1.22%	$6.14
Risk Parity	Ordinary	Actual	$1,000.00	$1,003.70	2.10%	$10.50
Emerging Markets		Hypothetical	$1,000.00	$1,014.45	2.10%	$10.56
	Institutional	Actual	$1,000.00	$1,008.70	1.70%	$8.52
		Hypothetical	$1,000.00	$1,016.45	1.70%	$8.55
Foreign Value	Ordinary	Actual	$1,000.00	$1,138.60	1.53%	$8.18
		Hypothetical	$1,000.00	$1,017.28	1.53%	$7.72
	Institutional	Actual	$1,000.00	$1,140.70	1.28%	$6.83
		Hypothetical	$1,000.00	$1,018.55	1.28%	$6.44
Foreign Value	Ordinary	Actual	$1,000.00	$1,203.80	1.57%	$8.63
Small Cap		Hypothetical	$1,000.00	$1,017.10	1.57%	$7.90
	Institutional	Actual	$1,000.00	$1,205.10	1.32%	$7.27
		Hypothetical	$1,000.00	$1,018.34	1.32%	$6.66

* “Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended March 31, 2014, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 182/365 (which reflects the six-month period covered by this report).

PEAR TREE COLUMBIA SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$117.2 Million
Number of Companies	78
Price to Book Ratio	4.0
Price to Earnings Ratio	29.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.80%	1.55%
Total Expense Ratio (Net)*	1.80%	1.55%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the fiscal year ended March 31, 2014.

Investment Commentary

For the annual period ended March 31, 2014 the Pear Tree Columbia Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of 22.76% at net asset value compared to 24.90% for the Index.

Market Conditions and Investment Strategies

It was a great year for equity markets and for small cap stocks in particular. Despite modest economic growth, stocks were the beneficiary of the Federal Reserve’s low interest rate policy which was a major catalyst for investors to seek higher yields and greater risk in the stock market.

Analyzing our relative performance for the year, our stock selection in the Consumer Staples, Materials and Information Technology sectors contributed to returns, while our selections in Financials, Health Care, Industrials and Consumer Discretionary detracted. In Consumer Staples, we outperformed due to the outstanding performance of Nu Skin Enterprises Inc., which direct sells personal care products globally, and gained over 87% for the period. Our second best performer was Alliance Data Systems Corp., which gained over 68% for the year. The company, which provides marketing and credit card solutions, continues to see strong demand for its services.

The Financials and Industrials sectors were among our weakest sectors. Our stock selection in Financials detracted from our relative return as Real Estate Invest Trust holdings American Campus Communities Inc. and Campus Crest Communities Inc. declined 17% and 35% respectively, when the education REIT group fell out of favor with investors. Our relative underperformance in Industrials was due primarily to Acacia Research Corp. which fell 49% for the period and detracted nearly 2% from our relative return. The company, which licenses intellectual property, failed to meet analyst estimates as proposed government regulations delayed settlements on pending patent cases.

Portfolio Changes

The Information Technology, Industrials, Health Care and Financials sectors increased during the year while the Consumer Discretionary, Consumer Staples and Materials sectors declined. Changes in other sectors were not material.

A Look Ahead

Despite the strong performance of the equity markets over the past year, we continue to find many attractive opportunities in the small cap landscape. We believe that our relative performance should improve in the coming quarters as the Fed’s stimulus is withdrawn and company fundamentals take precedence. We believe that our strategy of investing in high quality companies that have unique and growing businesses and strong managements will put us in a position to outperform the benchmark index.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	29.2%
Alliance Data Systems Corporation	4.7%
EPR Properties	4.5%
Finisar Corporation	2.8%
Proto Labs, Inc.	2.6%
MasTec, Inc.	2.6%
ICG Group, Inc.	2.5%
Core Laboratories N.V.	2.5%
Ferro Corporation	2.4%
BioTelemetry, Inc.	2.3%
IMAX Corporation	2.3%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	20.0%
Information Technology	18.3%
Consumer Discretionary	17.7%
Financials	15.8%
Health Care	14.4%
Consumer Staples	5.5%
Materials	5.0%
Energy	3.5%
Telecommunication Services	0.0%
CASH + other assets (net)	–0.2%

Value of a $10,000 Investment

Pear Tree Columbia Small Cap (PTSC) Ordinary Shares

vs. Russell 2000 Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	–3.05%	7.76%	22.76%	22.23%	6.48%	10.64%	08/03/92
Institutional Shares1	–3.00%	7.91%	23.12%	22.56%	6.84%	10.02%	01/06/93
Russell 20002	1.12%	9.94%	24.90%	24.31%	8.53%	10.12%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$124.9 Million
Number of Companies	96
Price to Book Ratio	4.0
Price to Earnings Ratio	16.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.62%	1.35%
Total Expense Ratio (Net)**	1.37%	1.10%
Ticker Symbol	USBOX	QGIAX
** per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the fiscal year ended March 31, 2014.
** Reflects all fee waivers currently in effect. Fee waivers may not be amended, rescinded or terminated before July 31, 2014 without the consent of the Fund’s board.

Investment Commentary

For the annual period ended March 31, 2014, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, S&P 500 (the “Index“). The Fund achieved a return of 15.40% at net asset value compared to 21.86% for the Index.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the ”Target Portfolio“) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2013 to March 31, 2014, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.25.

Over the previous twelve months, the Information Technology sector was the largest positive contributor to the Fund’s performance due to a large overweight position and positive stock selection. The Fund’s underweight positions in the Telecommunication, Utilities and Energy sectors also contributed to performance.

The greatest detractors from performance came from the Consumer Staples sector where a very large overweight position and stock selection negatively affected relative performance. Other detractors were stock selection in the Health Care and Consumer Discretionary sectors.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the twelve month period ending March 31, 2014, the Fund rebalanced the holdings four times to replicate the publicly disclosed holdings of the current target portfolio. The four rebalances resulted in the sale of three positions. Also as a result of the rebalances, the Fund opened new positions in twenty-five companies; one Materials company, four Health Care companies, five Consumer Discretionary companies, seven Industrial companies and eight Information Technology companies.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s target portfolio is GMO Quality Fund III (GQETX) and the Fund is managed by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings
Percentage of total net assets	44.9%
Microsoft Corporation	5.9%
Google, Inc.	5.6%
Johnson & Johnson	5.5%
Oracle Corporation	5.3%
Procter & Gamble Company	4.1%
International Business Machines	4.1%
Coca-Cola Company (The)	4.1%
Chevron Corporation	4.0%
Philip Morris International, Inc.	3.4%
Wal-Mart Stores, Inc.	2.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	31.7%
Health Care	27.8%
Consumer Staples	24.6%
Energy	7.0%
Consumer Discretionary	4.1%
Industrials	4.1%
Telecommunication Services	0.2%
Materials	0.1%
Financials	0.0%
Utilities	0.0%
CASH + other assets (net)	0.4%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs.

S&P 500 Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	2.20%	11.73%	15.40%	18.05%	4.89%	9.15%	05/06/85
Institutional Shares1	2.27%	11.89%	15.74%	18.48%	5.17%	7.81%	03/25/91
S & P 5002	1.81%	12.51%	21.86%	21.16%	7.42%	10.84%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85.

* S&P 500 Index is the registered mark of Standard & Poor’s.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$147.3 Million
Number of Companies	223
Price to Book Ratio	1.4
Price to Earnings Ratio	9.8
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.92%	1.65%
Total Expense Ratio (Net)*	1.92%	1.65%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the fiscal year ended March 31, 2014.

Investment Commentary

For the annual period ended March 31, 2014, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the ”Fund“) underperformed its benchmark, The MSCI Emerging Markets Index (the Index”). The Fund achieved a return of –4.77% at net asset value compared to –1.07% for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest detractors were India (–1.07%) and South Korea (–0.98%). Among holdings in India the largest detractor was overweight position Gitanjali Gems Ltd. while among holdings in South Korea the largest detractor was underweight position Naver Corp. The largest contributors were Mexico (+0.96%) and China (+0.59%). Among holdings in Mexico, the largest contributor was overweight position Gruma S.A.B. de C.V. while among holdings in China the largest contributor was underweight position Cencosud SA.

On a sector basis, the largest detractors were Information Technology (–1.11%) and Consumer Discretionary (–0.90%). Among holdings in Information Technology the largest detractor was underweight position Tencent Holdings, while among holdings in Consumer Discretionary the largest detractor was overweight position Gitanjali Gems Ltd.. The largest contributors were Consumer Staples (+0.92%) and Industrials (+0.47%). Among holdings in Consumer Staples the largest contributor was overweight position Gruma S.A.B. de C.V. while among holdings in Industrials the largest contributor was overweight position Teco Electric & Machinery Co.

For the annual period ending March 2014, our proprietary Dynamic Alpha model performed well — best-ranked alpha stocks outperformed the worst ranked alpha stocks. Our proprietary Valuation composite did not perform well — stocks with attractive valuations underperformed their more expensive peers. Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed lower quality peers. Our proprietary Momentum composite also performed well — stocks with positive market sentiment outperformed stocks with poor earnings momentum.

Portfolio Changes

The addition of the Risk Parity strategy was a significant portfolio change during the annual period ended March 31, 2014.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings3
Percentage of total net assets	37.9%
Pear Tree PanAgora Risk Parity Emerging Markets	22.4%
Samsung Electronics Company, Ltd.	3.2%
iShares MSCI Emerging Markets Index Fund	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
China Construction Bank Corporation	1.5%
China Mobile Limited	1.3%
Sasol Ltd.	1.3%
Bank of China Ltd. H	1.2%
Tencent Holdings Limited	1.1%
China Petroleum & Chemical Corporation	1.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation3
Percentage of total net assets	100.0%
Financials	19.4%
Information Technology	13.4%
Energy	8.9%
Consumer Discretionary	7.9%
Materials	5.7%
Industrials	5.6%
Consumer Staples	5.2%
Telecommunication Services	4.5%
Utilities	2.1%
Health Care	1.3%
Mutual Funds	25.5%
CASH + other assets (net)	0.5%

Top 10 Country Allocations3
Percentage of total net assets	66.1%
Taiwan	11.0%
China	10.4%
South Korea	10.2%
Brazil	8.1%
South Africa	6.0%
Hong Kong	5.5%
India	4.9%
Russia	4.0%
Malaysia	3.1%
Mexico	2.9%

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM)

Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	–0.32%	0.38%	–4.77%	14.39%	8.47%	5.89%	09/30/94
Institutional Shares1	–0.22%	0.53%	–4.52%	14.68%	8.79%	7.59%	04/02/96
MSCI EM2	–0.37%	1.49%	–1.07%	14.83%	10.45%	5.40%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$33.7 Million
Number of Companies	566
Price to Book Ratio	1.7
Price to Earnings Ratio	16.0
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.37%	1.12%
Total Expense Ratio (Net)*	1.37%	1.12%
Ticker Symbol	RPEMX	EMPRX
* 2013 Initial Prospectus estimated expense ratio. See financial highlights for total expense ratios for the period ended March 31, 2014.

 Investment Commentary

The Pear Tree PanAgora Risk Parity Emerging Markets fund incepted on June 27, 2013. For the since inception period, June 27, 2014 to March 31, 2014, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, The MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 4.84% at net asset value compared to 9.94% for the Index.

Market Conditions and Investment Strategies

PanAgora’s proprietary Risk Parity portfolio construction approach is centered on the belief that diversification is the key to generating better risk-adjusted returns and that avoiding risk concentration is the best way to achieve true portfolio diversification. The Risk Parity Emerging Markets Equity strategy, therefore, seeks to achieve true diversification by balancing risk exposures at many levels. In an effort to mitigate risk concentration, Risk Parity is applied within countries to simultaneously balance risk across sector and stock exposures, and is then applied across countries so that each country contributes equally to risk at the aggregate portfolio level. The expected result is a more diversified, risk-balanced emerging markets equity portfolio that has lower volatility and more downside protection than a more concentrated approach, such as those based on capitalization-weighted indices, without sacrificing return potential.

At the country level, the top contributors to performance on an absolute basis were holdings in South Korea (1.16%) and China (0.89%). Positions held in Chile (–0.84%) and Indonesia (–0.57%) detracted. Sectors that contributed to absolute portfolio performance included Financials (1.03%) and Information Technology (1.03%). The Consumer Staples sector detracted from absolute portfolio performance (–0.13%).

Portfolio Changes

The Pear Tree PanAgora Risk Parity Emerging Markets fund incepted on June 27, 2013.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	12.4%
iPath MSCI India Index ETN	5.0%
Vanguard FTSE Emerging Markets ETF	2.4%
Empresa Nacional de Telecomunicaciones S.A.	0.7%
Almacees Exito S.A.	0.7%
Jollibee Foods Corporation	0.6%
IHH Healthcare Berhad	0.6%
Isagen S.A. E.S.P.	0.6%
Bankok Dusit Medical Services F	0.6%
American Movil S.A.B. Series L	0.6%
Ecopetrol S.A.	0.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	15.0%
Consumer Staples	12.0%
Telecommunication Services	11.8%
Materials	10.6%
Consumer Discretionary	9.7%
Industrials	9.3%
Utilities	8.7%
Energy	8.2%
Mutual Funds	7.4%
Health Care	5.0%
Information Technology	1.9%
Cash and Other Assets (Net)	0.4%

Top 10 Holdings
Percentage of total net assets	12.4%
iPath MSCI India Index ETN	5.0%
Vanguard FTSE Emerging Markets ETF	2.4%
Empresa Nacional de Telecomunicaciones S.A.	0.7%
Almacees Exito S.A.	0.7%
Jollibee Foods Corporation	0.6%
IHH Healthcare Berhad	0.6%
Isagen S.A. E.S.P.	0.6%
Bankok Dusit Medical Services F	0.6%
American Movil S.A.B. Series L	0.6%
Ecopetrol S.A.	0.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets

(PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	0.78%					4.84%	6/27/2013
Institutional Shares1	0.88%					5.51%	6/27/2013
MSCI EM2	–0.37%					9.94%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (”MSCI EM“) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$1,478.9 Million
Number of Companies	51
Price to Book Ratio	1.9
Price to Earnings Ratio	17.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.59%	1.33%
Total Expense Ratio (Net)*	1.59%	1.33%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the fiscal year ended March 31, 2014.

Investment Commentary

For the fiscal year period ended March 31, 2014, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the ”Fund“) outperformed its benchmark, the MSCI EAFE Index (the ”Index“). The Fund achieved a return of 23.28% at net asset value compared to 18.06% for the Index.

Market Conditions and Investment Strategies

The Fund’s outperformance is attributed to positive absolute results in nine of ten sectors, with top contributions from Consumer Discretionary, Materials and Consumer Staples. More than 75% of portfolio holdings posted double-digit returns for the fiscal year.

British homebuilders continued to top performance in the consumer discretionary sector, benefiting from rising prices and volume gains in new housing. Additionally, the U.K. government extended its new home buying program beyond 2016, upon which homebuilders may capitalize. Canadian methanol producer Methanex Corporation was the largest contributor to the Materials sector, as it capitalized on high prices for methanol due to tight supply versus demand. Within Consumer Staples, Irish convenience food producer Greencore Group Plc continued to increase its market share in the U.S., purchasing a food-to-go manufacturer and announcing a greenfield sandwich manufacturing facility. In the U.K., Greencore is capitalizing on growth in the ready-to-eat chilled foods grocery category.

Telecom sector holdings produced strong returns for the year. Deutsche Telekom AG held on to good revenues and earnings, largely due to its T-Mobile/MetroPCS merger. Freenet exceeded its own guidance for 2013, capitalizing on its mobile communications and digital lifestyle services. Financial holdings were led by Germany reinsurers Muenchener Rueckverag AG and Hannover Rueck SE, and two Swedish companies, Svenska Handelsbanken AB and Investor AB.

Energy was the only sector in negative territory for the fiscal year. Maurel et Prom dropped in the March 2014 quarter when it eliminated the dividend, even though it reported a 2013 profit jump. Tullow Oil Plc was down after announcing lackluster 2013 results, with rising revenues but fading operating profit due to exploration write-offs. Thai Oil PCL was affected by the political turbulence in Thailand.

Portfolio Changes

During the fiscal year period ended March 31, 2014, the Fund had an influx of cash flows, which was invested within existing holdings as well as six new stock purchases. Among the new purchases were: Ipsos SA, which conducts market research for global consumer product companies; Tullow Oil Plc, an independent oil explorer focused in Africa; Norway-based fertilizer company, Yara International ASA, which sources natural gas and converts it to upgraded fertilizer; Lanxess AG, a specialty chemical company engaged in synthetic rubber and tire durability products; Finnish building service company Caverion Corporation which was a spin-off from portfolio holding YIT Oyj; and Norwegian savings bank Sparebank 1 SR Bank ASA, which has low loan losses and improving net interest margins. No positions were liquidated during the year.

A Look Ahead

Sectors most prominent in our international research include financials, industrials, consumer discretionary and information technology. The geographies at the top of our list include Japan, Asian countries, emerging markets and the U.K. We have also noticed a significant number of new companies coming on the market, as global macro-economic conditions slowly improve. We have further refined our screening technology to ensure availability of a broad range of investment ideas and added another analyst to our experienced research team.

We believe that the Fund’s fundamental international value investing strategy continue to produce excellent risk-adjusted returns, as evidenced by the Fund’s 16-year performance record. We will strive to maintain this level of success to benefit the Fund’s shareholders.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	24.6%
Greencore Group plc	3.0%
Barratt Developments plc	2.5%
Teva Pharmaceuticals SP	2.5%
Deutsche Telekom AG	2.5%
Methanex Corporation	2.5%
Freenet AG	2.4%
Taylor Wimpey plc	2.4%
Trevi Finanziaria SpA	2.3%
Sasol Ltd.	2.3%
Christian Dior S.A.	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Materials	20.1%
Consumer Discretionary	15.8%
Financials	12.9%
Industrials	9.9%
Energy	7.7%
Consumer Staples	7.2%
Telecommunication Services	7.1%
Information Technology	6.2%
Health Care	4.8%
Utilities	1.6%
Cash and Other Assets (Net)	6.7%

Top 10 Country Allocations
Percentage of total net assets	74.5%
Germany	16.3%
United Kingdom	16.2%
Japan	8.0%
Sweden	7.3%
France	6.9%
Ireland	5.1%
Finland	4.8%
Italy	4.3%
Norway	3.1%
Canada	2.5%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV)

Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	3.09%	13.86%	23.28%	24.15%	8.29%	7.54%	05/15/98
Institutional Shares1	3.19%	14.07%	23.58%	24.41%	8.55%	9.29%	12/18/98
MSCI EAFE2	0.77%	6.56%	18.06%	16.56%	7.01%	5.03%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (”MSCI EAFE“) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2014

Fund Information
Net Assets Under Management	$185.7 Million
Number of Companies	68
Price to Book Ratio	1.9
Price to Earnings Ratio	16.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.66%	1.41%
Total Expense Ratio (Net)*	1.66%	1.41%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the fiscal year ended March 31, 2014.

Investment Commentary

For the fiscal year period ended March 31, 2014, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the ”Fund“) outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the Index”)1 The Fund achieved a return of 26.80% at net asset value compared to 16.69% for the Index.

Market Conditions and Investment Strategies

Nine of 10 sectors contributed to the Fund’s outperformance, led by Industrials, Consumer Staples, Consumer Discretionary and Information Technology. The vast majority of portfolio holdings produced double-digit returns for the period, with nearly a quarter of holdings up in excess of 50%.

In Industrials, construction company Galliford Try Plc benefited from a rebounding U.K. economy, as both price and volumes increased in new home sales. Shanghai Mechanical, a manufacturer of elevators and escalators, was up more than 70%, capitalizing on construction and affordable housing growth in China.

Within Consumer Staples, Irish convenience food producer Greencore Group plc continued to increase its market share in the U.S., purchasing a food-to-go manufacturer and announced a greenfield sandwich manufacturing facility. In the U.K., Greencore is capitalizing on growth in the ready-to-eat chilled foods grocery category.

The Restaurant Group plc and J D Wetherspoon plc led gains in the Consumer Discretionary sector, as U.K. economic optimism led to dining-out trends. With a focus on value for money and unique menus, both companies saw an influx of customers. Theater operator Kinepolis was up after successfully executing its business strategy of cutting costs, driving up revenue per customer and offering B2B events.

The only sector in negative territory was Utilities. Manila Water’s decline was attributable to the on-going court arbitration associated with tariffs disputes. Political turmoil in Thailand affected results for Ratchaburi Electric. Brazil’s Equatorial Energia SA was restricted by higher costs in a weakening economy.

Portfolio Changes

During the fiscal year period ended March 31, 2014, the Fund sold positions in Sichuan Expressway and Manappuram General Finance. Cash was redeployed to eight new positions, each of which was attractively valued with sustainable business models and strong free cash flows. Among the new holdings were: Ipsos, which conducts market research for consumer companies; PKC Group OYJ, a producer of truck electrical controls; Shanghai Mechanical; Semperit AG Holding, a manufacturer of rubber and plastic products; WT Microelectronics Co., Ltd., a Taiwanese electronics distributor; AIN Pharmaciez, Inc., one of the largest Japanese pharmacy companies; and Higashi Nihon House Co. Ltd., a niche homebuilder in Japan. We also purchased Indian IT company Hexaware Technologies during the June quarter. In mid-October, Hexaware was acquired by Baring Private Equity in a $400 million deal. The Fund tendered its shares for a healthy profit.

1 As of August 1, 2013, the Fund replaced its benchmark with the MSCI ACWI (ex USA small cap) because it believes the new index represents the emerging market exposure in the Fund better that the S&P EPAC Index.

A Look Ahead

Sectors most prominent in our small-cap research include Financials, Industrials, Consumer Discretionary and Information Technology. The geographies currently at the top of our list include Japan, Southeast Asian countries, emerging markets and the U.K. We have also noticed a significant number of new small cap companies coming on the market, as global macro-economic conditions slowly improve. We have further refined our screening technology to ensure availability of a broad range of small cap investment ideas and added another analyst to our experienced research team.

We believe that the Fund’s fundamental small-cap value investing strategy can continue to produce excellent top risk-adjusted returns, as evidenced by the Fund’s nearly six-year performance record. We will strive to maintain this level of success to benefit the Fund’s shareholders.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	22.8%
Greencore Group plc	3.5%
Freenet AG	2.4%
Galliford Try plc	2.3%
UDG Healthcare plc	2.3%
Alternative Networks plc	2.2%
BML, Inc.	2.1%
Chugoku Marine Paints Ltd.	2.1%
Equatorial Energia S.A.	2.0%
M1 Ltd.	2.0%
Vetropack Holding AG	1.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	21.3%
Industrials	14.5%
Consumer Staples	12.1%
Information Technology	10.2%
Financials	9.3%
Telecommunication Services	8.1%
Health Care	6.2%
Materials	5.8%
Utilities	4.7%
Cash and Other Assets (Net)	7.8%

Top 10 Country Allocations
Percentage of total net assets	70.0%
United Kingdom	13.7%
Japan	11.3%
Ireland	8.8%
Germany	7.2%
India	6.3%
Hong Kong	5.4%
Norway	5.2%
Sweden	4.4%
Thailand	4.3%
Singapore	3.4%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC)

Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns
	1Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	8.84%	20.38%	26.80%	27.24%		8.56%	5/1/2008
Institutional Shares1	8.92%	20.51%	27.16%	27.55%		8.80%	5/1/2008
MSCI ACWI ex USA Small Cap2	3.56%	8.39%	16.69%	21.59%		4.75%	________
S&P/EPAC Small Cap3	3.81%	9.96%	23.89%	21.24%		4.60%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 23 developed markets and 21 emerging market countries

3 The S&P/Europe Pacific Asia Composite (“S&P/EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 5/1/2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE COLUMBIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2014

Common Stock—100.2%
	Shares	Value
AIRLINES—1.0%
Spirit Airlines, Inc. (a)	19,467	$ 1,156,340
BANKS—3.6%
Central Pacific Financial Corp.	49,358	997,032
CoBiz Financial, Inc.	109,129	1,257,166
F.N.B. Corporation	146,970	1,969,398
		4,223,596
BUILDING PRODUCTS—3.7%
Builders FirstSource, Inc. (a)	187,687	1,709,828
Drew Industries, Inc.	25,269	1,369,580
NCI Building Systems, Inc. (a)	72,848	1,271,927
		4,351,335
CHEMICALS—4.0%
Cambrex Corporation (a)	95,064	1,793,858
Ferro Corporation (a)	209,182	2,857,426
		4,651,284
COMMERCIAL SERVICES & SUPPLIES—9.6%
Acacia Research Corporation—Acacia Technologies (b)	27,892	426,190
Cardtronics, Inc. (a)	37,296	1,448,950
Euronet Worldwide, Inc. (a)	29,290	1,218,171
Heartland Payment Systems, Inc.	19,352	802,140
Kforce, Inc.	123,417	2,631,250
On Assignment, Inc. (a)	25,258	974,706
WageWorks, Inc. (a)	38,825	2,178,471
Waste Connections, Inc.	35,764	1,568,609
		11,248,487
COMMUNICATIONS EQUIPMENT—3.0%
Allot Communications Ltd. (a)(b)	68,769	925,631
NICE-Systems Ltd. (c)	38,310	1,710,924
Ubiquiti Networks, Inc. (a)(b)	19,751	898,078
		3,534,633
CONSTRUCTION & ENGINEERING—2.6%
MasTec, Inc. (a)	70,114	3,045,752
CONSTRUCTION MATERIALS—1.0%
Trex Company, Inc. (a)	15,658	1,145,539
DIVERSIFIED FINANCIALS—3.4%
Hercules Technology Growth Capital, Inc.	71,640	1,007,975
ICG Group, Inc. (a)	145,952	2,980,340
		3,988,315
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.8%
Applied Optoelectronics, Inc. (a)	46,223	1,140,321
Finisar Corporation (a)	125,345	3,322,896
		4,463,217
ENERGY EQUIPMENT & SERVICES—2.5%
Core Laboratories N.V.	14,707	2,918,457
FOOD & DRUG RETAILING—1.0%
United Natural Foods, Inc. (a)	16,409	1,163,726
FOOD PRODUCTS—1.6%
Boulder Brands, Inc. (a)	111,123	1,957,987
HEALTH CARE EQUIPMENT & SUPPLIES—10.2%
Accuray Incorporated (a)(b)	252,842	2,427,283
BioTelemetry, Inc. (a)	269,221	2,716,440
Cardiovascular Systems, Inc. (a)	43,114	1,370,594
Halozyme Therapeutics, Inc. (a)	37,906	481,406
LDR Holding Corporation (a)	22,359	767,585
Natus Medical, Inc. (a)	53,502	1,380,352
Novadaq Technologies, Inc. (a)	41,293	920,008
Spectranetics Corporation (The) (a)	52,538	1,592,427
STAAR Surgical Company (a)	18,778	353,026
		12,009,121
HEALTH CARE PROVIDERS & SERVICES—2.9%
Catamaran Corporation (a)	27,814	1,244,955
Henry Schein, Inc. (a)	17,669	2,109,148
		3,354,103
HOTELS, RESTAURANTS & LEISURE—1.0%
National CineMedia, Inc.	78,030	1,170,450
HOUSEHOLD DURABLES—0.9%
Standard Pacific Corporation (a)	131,447	1,092,325
INSURANCE—0.5%
United Insurance Holdings Corp.	41,656	608,594
INTERNET SOFTWARE & SERVICES—0.9%
Brightcove, Inc. (a)	86,010	845,478
eGain Corporation (a)	31,147	219,898
		1,065,376
IT CONSULTING & SERVICES—5.9%
Alliance Data Systems Corporation (a)	20,071	5,468,344
EPAM Systems, Inc. (a)	43,781	1,440,395
		6,908,739
MACHINERY—3.1%
Actuant Corporation, Class A	17,783	607,290
Proto Labs, Inc. (a)	45,205	3,059,022
		3,666,312
MEDIA—9.6%
AMC Entertainment Holdings, Inc., Class A (a)	47,372	1,148,771
Cinemark Holdings, Inc.	61,945	1,797,024
Entravision Communications Corporation, Class A	239,838	1,606,915
Gray Television, Inc. (a)	86,400	895,968
IMAX Corporation (a)	96,485	2,636,935
Nexstar Broadcasting Group, Inc., Class A	34,061	1,277,969
Regal Entertainment Group, Class A	101,386	1,893,890
		11,257,472
OIL & GAS—1.0%
Bonanza Creek Energy, Inc.	25,431	1,129,136
PERSONAL PRODUCTS—2.9%
Elizabeth Arden, Inc. (a)	46,058	1,359,171
Nu Skin Enterprises, Inc., Class A	24,262	2,010,107
		3,369,278
PHARMACEUTICALS & BIOTECHNOLOGY—1.3%
Orexigen Therapeutics, Inc. (a)	82,624	537,056
Receptos, Inc. (a)	14,052	589,341
Tetraphase Pharmaceuticals, Inc. (a)	37,886	412,579
		1,538,976
REAL ESTATE—8.3%
Brandywine Realty Trust	61,681	891,907
DuPont Fabros Technology, Inc.	44,638	1,074,437
EPR Properties	98,474	5,257,527
Hersha Hospitality Trust	293,779	1,712,731
Physicians Realty Trust	38,158	531,159
Terreno Realty Corporation	12,936	244,620
		9,712,381
SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.0%
8x8, Inc. (a)	109,131	1,179,706
SOFTWARE—3.7%
Ambarella, Inc. (a)(b)	37,870	1,011,508
Control4 Corporation (a)(b)	65,573	1,390,803
Rally Software Development Corp. (a)	34,775	465,290
Rocket Fuel, Inc. (a)(b)	20,205	866,390
Verint Systems, Inc. (a)	11,576	543,262
		4,277,253
SPECIALTY RETAIL—4.1%
Asbury Automotive Group, Inc. (a)	44,413	2,456,483
Pier 1 Imports, Inc.	52,191	985,366
Restoration Hardware Holdings, Inc. (a)	17,706	1,302,985
		4,744,834
TEXTILES & APPAREL—2.1%
Kate Spade & Company (a)	66,213	2,455,840
TOTAL COMMON STOCK
(Cost $84,013,749)		117,388,564
Short Term Investments—0.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.0%, 04/01/14, (Dated 03/31/14), Collateralized by $730,000 par U.S. Treasury Note-0.625% due 11/30/2017, Market Value $714,122, Repurchase Proceeds $696,991 (Cost $696,991)	$696,991	$696,991
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.8%
(Cost $84,710,740)		118,085,555
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—5.6%
Money Market—5.6%
Western Asset Institutional Cash Reserves—Inst.
(Cost $6,571,585)		6,571,585
TOTAL INVESTMENTS—106.4% (Cost $91,282,325)		124,657,140
OTHER ASSETS & LIABILITIES (NET)—(6.4%)		(7,475,061)
NET ASSETS—100%		$117,182,079

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $91,741,379 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,591,625
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,675,864)
Net unrealized appreciation / (depreciation)	$32,915,761

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE QUALITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2014
Common Stock—99.5%
	Shares	Value
AEROSPACE & DEFENSE—0.8%
Precision Castparts Corp.	686	$173,393
United Technologies Corporation	7,585	886,232
		1,059,625
BEVERAGES—4.2%
Anheuser-Busch InBev S.A. (c)	1,768	186,170
Coca-Cola Company (The)	132,336	5,116,110
		5,302,280
CHEMICALS—0.1%
Monsanto Company	1,672	190,223
COMMUNICATIONS EQUIPMENT—1.8%
QUALCOMM Incorporated	27,925	2,202,166
COMPUTERS & PERIPHERALS—7.6%
Apple, Inc.	3,930	2,109,388
EMC Corporation	29,405	805,991
Hewlett-Packard Company	45,066	1,458,336
International Business Machines	26,692	5,137,943
		9,511,658
CONSUMER SERVICES—0.3%
McKesson Corporation	1,736	306,525
DISTRIBUTORS—0.1%
Genuine Parts Company	1,575	136,789
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
Emerson Electric Co.	8,516	568,869
FOOD PRODUCTS—0.8%
Nestle, S.A. (c)	7,152	537,973
Unilever N.V.	11,396	468,604
Unilever N.V. (c)	4	171
		1,006,748
FOOD STAPLES & DRUG RETAILING—8.4%
Costco Wholesale Corporation	5,721	638,921
CVS Caremark Corporation	10,252	767,465
General Mills, Inc.	9,082	470,629
PepsiCo, Inc.	40,590	3,389,265
SYSCO Corporation	17,082	617,173
Tesco PLC (a)(c)	11,408	170,322
Walgreen Co.	11,711	773,277
Wal-Mart Stores, Inc.	48,109	3,676,971
		10,504,023
HEALTH CARE EQUIPMENT & SERVICES—8.3%
Baxter International, Inc.	9,098	669,431
Becton, Dickinson and Company	5,355	626,963
Covidien plc	2,286	168,387
Express Scripts, Inc. (a)	45,791	3,438,446
Humana Inc. (a)	487	54,895
Medtronic, Inc.	33,810	2,080,667
Stryker Corporation	8,289	675,305
UnitedHealth Group, Inc.	23,528	1,929,061
Zimmer Holdings, Inc. (a)	7,788	736,589
		10,379,744
HEALTH CARE PROVIDERS & SERVICES—0.7%
Laboratory Corporation of America Holdings (a)	3,427	336,566
Quest Diagnostics Incorporated	4,316	249,983
WellPoint, Inc.	3,244	322,940
		909,489
HOTELS, RESTAURANTS & LEISURE—1.6%
McDonald’s Corporation	19,070	1,869,432
YUM! Brands, Inc.	908	68,454
		1,937,886
HOUSEHOLD PRODUCTS—6.4%
Church & Dwight Co., Inc.	2,427	167,633
Colgate-Palmolive Company	31,748	2,059,493
Kimberly-Clark Corporation	5,369	591,932
Procter & Gamble Company	63,805	5,142,683
Reckitt Benckiser Group plc (a)	3	247
		7,961,988
INDUSTRIAL CONGLOMERATES—2.0%
3M Company	17,986	2,439,981
IT CONSULTING & SERVICES—0.6%
Accenture plc	4,285	341,600
Automatic Data Processing, Inc.	1,873	144,708
Cognizant Technology Solutions Corporation (a)	3,958	200,315
Paychex, Inc.	900	38,340
		724,963
LEISURE EQUIPMENT & PRODUCTS—0.0%
Mattel, Inc.	1,004	40,270
MACHINERY—0.7%
Cummins, Inc.	387	57,659
Danaher Corporation	5,417	406,275
Illinois Tool Works Inc.	4,705	382,658
		846,592
MULTILINE RETAIL—0.7%
Target Corporation	14,367	869,347
OIL & GAS—7.0%
BP plc (c)	6,274	301,779
Chevron Corporation	42,209	5,019,072
Exxon Mobil Corporation	27,489	2,685,126
Royal Dutch Shell plc (c)	5,427	396,497
TOTAL S.A. (b)(c)	5,440	356,864
		8,759,338
PHARMACEUTICALS & BIOTECHNOLOGY—18.8%
Abbott Laboratories	52,932	2,038,411
Allergan, Inc.	1,881	233,432
Amgen, Inc.	10,732	1,323,685
AstraZeneca PLC (c)	15,564	1,009,792
Bristol-Myers Squibb Company	29,335	1,523,953
Eli Lilly and Company	19,556	1,151,066
Gilead Sciences, Inc. (a)	11,881	841,888
GlaxoSmithKline plc (c)	24,489	1,308,447
Johnson & Johnson	69,853	6,861,660
Merck & Co., Inc.	28,586	1,622,827
Novartis AG (c)	5,811	494,051
Novo Nordisk A/S (c)	2,435	111,158
Pfizer Inc.	112,375	3,609,485
Roche Holding Ltd. (c)	24,354	918,633
Sanofi-Aventis (c)	7,948	415,522
Takeda Pharmaceutical Company Limited (a)(c)	38	901
		23,464,911
RETAILING—0.4%
Home Depot, Inc. (The)	4,566	361,308
TJX Companies, Inc. (The)	3,017	182,981
		544,289
SEMICONDUCTOR EQUIPMENT—0.1%
Texas Instruments, Inc.	3,650	172,097
SOFTWARE & SERVICES—21.6%
Adobe Systems Incorporated	4,883	321,008
Cisco Systems, Inc.	150,174	3,365,399
eBay, Inc. (a)	10,565	583,611
Google, Inc. (a)	6,291	7,011,382
Intuit Inc.	5,340	415,078
MasterCard Incorporated	7,736	577,879
Microsoft Corporation	179,829	7,371,191
Oracle Corporation	162,401	6,643,825
SAP AG (c)	3,106	252,549
Visa, Inc.	1,940	418,769
		26,960,691
SPECIALTY RETAIL—0.2%
Bed Bath & Beyond Inc.	3,541	243,621
TEXTILES & APPAREL—0.8%
Nike, Inc.	13,224	976,725
V.F. Corporation	206	12,747
		989,472
TOBACCO—4.7%
British American Tobacco p.l.c. (c)	4,013	447,168
Japan Tobacco Inc. (a)	20,000	624,000
Lorillard, Inc.	10,727	580,116
Philip Morris International, Inc.	52,172	4,271,322
		5,922,606
TRADING COMPANIES & DISTRIBUTION—0.1%
W.W. Grainger, Inc.	554	139,973
WIRELESS TELECOMMUNICATIONS—0.2%
NTT DOCOMO, Inc. (a)(b)(c)	13,151	207,391
TOTAL COMMON STOCK (Cost $102,593,571)		124,303,555
Short Term Investments—0.3%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 04/01/14, (Dated 03/31/14), Collateralized by 415,000 par U.S. Treasury Note-.625% due 11/30/2017, Market Value $405,973, Repurchase Proceeds $394,596 (Cost $394,596)	$394,596	$394,596
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.8%
(Cost $102,988,167)		124,698,151
Money Market—0.5%
Western Asset Institutional Cash Reserves—Inst. (Cost $566,740)	566,740	566,740
TOTAL INVESTMENTS 100.3% (Cost $103,554,907)		125,264,891
OTHER ASSETS & LIABILITIES (NET)—(0.3%)		(362,738)
NET ASSETS—100%		$124,902,153

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $103,908,536 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,552,775
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(196,420)
Net unrealized appreciation / (depreciation)	$21,356,355

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
March 31, 2014
Common Stock—71.7%
	Shares	Value
BRAZIL—5.8%
Ambev SA (c)	149,030	$ 1,104,312
Banco do Brasil S.A.	94,412	954,333
BM&F Bovespa S.A.	111,024	553,742
CIA Paranaense Ener. SP ADR (c)	29,309	384,241
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	138,900	841,184
Even Construtora e Incorporadora S.A.	191,600	645,575
EZ Tec Empreendimentos e Participacoes S.A.	42,835	534,583
JBS S.A.	219,300	754,464
Petroleo Brasileiro S.A.	72,283	479,408
Petroleo Brasileiro S.A. (c)	65,765	912,161
Sao Martinho S.A.	15,318	210,524
Sul America S.A.	80,118	538,122
Vale S.A.	44,953	626,185
		8,538,834
CHINA—10.4%
Bank of China Ltd., H	3,943,392	1,748,834
China BlueChemical Ltd. H	272,000	139,914
China Construction Bank Corporation	3,146,422	2,202,607
China Life Insurance Co,. Limited	99,000	280,788
China Pacific Insurance Group H Shares	81,000	290,302
China Petroleum & Chemical Corporation	1,735,810	1,557,513
China Power International Development Ltd. (b)	550,000	190,737
China Shenhua Energy Co., Ltd.	168,605	486,899
China Yuchai International Ltd.	14,573	308,656
Dongfeng Motor Group Company Limited	198,881	282,550
Fosun International (b)	216,000	271,227
Giant Interactive Group, Inc. (c)	45,346	524,653
Guangzhou R&F Properties Co., Ltd. H	79,200	114,153
Industrial & Commercial Bank of China Ltd.	1,639,911	1,008,460
Kingsoft Corporation Ltd. (b)	228,000	897,979
Mindray Medical International Ltd. (b)(c)	12,441	402,591
PetroChina Company Limited	935,778	1,019,412
Ping An Insurance Group H Share	36,000	298,424
Sino Biopharmaceutical Limited	560,000	476,488
SINOPEC Engineering (Group) Co., Ltd. Class H	352,000	380,283
Sinotrans Ltd. H Shares	662,000	331,139
Tencent Holdings Limited	23,600	1,641,435
Tong Ren Tang Technologies Co., Ltd. H	47,000	151,784
Zhejiang Expressway Co., Ltd.	400,000	364,586
		15,371,414
COLOMBIA—0.4%
Ecopetrol S.A. (b)(c)	14,251	$581,298
CZECH REPUBLIC—0.2%
CEZ A.S. (b)	10,307	295,423
HONG KONG—5.5%
Agile Property Holdings Ltd.	400,000	327,972
Central China Real Estate Ltd.	252,371	66,047
Champion Real Estate Investment Trust	504,000	230,014
China Mobile Limited	215,779	1,975,094
China South City Holdings Limited (b)	394,000	179,812
Chongqing Rural Commercial Bank Co.	838,687	368,701
CNOOC Limited	956,218	1,437,393
COSCO International Holdings Ltd.	173,193	69,887
Dongyue Group Ltd. (b)	410,000	166,500
FIH Mobile Ltd. (a)	663,000	365,829
Geely Automobile Holdings Ltd.	1,740,000	684,178
Giordano International Limited	326,000	210,140
KWG Property Holding Limited	568,919	312,450
Shanghai Industrial Holdings Limited	60,000	198,408
Shun Tak Holdings Ltd.	270,000	139,234
SJM Holdings Limited	253,000	711,045
Soho China Limited	842,479	692,947
		8,135,651
HUNGARY—0.3%
Richter Gedeon Nyrt (b)	28,085	489,883
INDIA—4.9%
Allahabad Bank	29,921	45,365
Andhra Bank	214,842	229,150
Bajaj Holdings & Investment Limited	11,984	204,675
Bank of Baroda	16,624	200,136
Bharat Petroleum Corporation Ltd.	38,113	293,366
Cairn India Ltd.	20,649	114,858
Chambal Fertilizers & Chemicals Ltd.	128,923	86,024
Gitanjali Gems Limited	62,659	62,216
HDFC Bank Ltd. (c)	5,128	210,402
Hexaware Technologies Limited	192,114	485,733
Housing Development Finance Corp Ltd.	14,075	207,393
Indiabulls Housing Finance Limited	158,659	624,302
Indian Bank	104,046	201,045
Infosys Technologies Ltd. (c)	7,778	421,412
Oil and Natural Gas Corp. Limited	176,612	941,576
Oil India Limited	16,727	134,718
Power Finance Corporation Limited	146,519	473,125
Reliance Industries Ltd.	14,789	232,226
Rural Electrification Corporation Limited	202,813	777,666
South Indian Bank Ltd.	179,919	67,181
Syndicate Bank	174,771	279,616
Tata Consultancy Services Ltd.	4,185	149,888
UCO Bank	259,116	316,723
United Phosphorus Limited	161,084	499,658
		7,258,454
INDONESIA—0.7%
PT Bank Bukopin Tbk	2,989,500	168,423
PT PP London Sumatra Indonesia Tbk	1,256,840	244,508
PT Surya Semesta Internusa Tbk	1,206,000	101,385
PT Telekomunikasi Indonesia Persero Tbk	2,823,290	550,492
		1,064,808
ISRAEL—0.5%
First International Bank of Israel Ltd.	4,735	78,181
Mizrahi Tefahot Bank Ltd.	44,721	611,108
		689,289
MALAYSIA—3.1%
Affin Holdings Berhad	161,900	191,871
Berjaya Sports Toto Berhad	119,154	144,860
British American Tobacco (Malaysia) Berhad	21,344	386,421
DRB-HICOM Berhad	221,399	167,465
Genting Malaysia Berhad	388,609	499,819
JCY International Berhad	341,400	75,797
KLCC Property Holdings Berhad	66,800	129,897
Kuala Lumpur Kepong Berhad	47,200	349,790
Lafarge Malaysia Berhad	33,880	93,791
Malaysia Building Society Berhad	437,112	291,810
Parkson Holdings Berhad	117,800	108,222
Petronas Chemicals Group Berhad	174,200	368,618
Telekom Malaysia Berhad	205,478	370,622
Tenaga Nasional Berhad	226,300	828,831
UMW Holdings Berhad	179,293	602,859
		4,610,673
MEXICO—2.9%
Alfa S.A.B. de C.V., Series A	84,490	213,530
America Movil S.A.B. de C.V., Series L	934,370	931,687
Controladora Comercial Mexicana S.A. de C.V. (b)	59,500	246,749
Fomento Economico Mexicano S.A.B. (c)	2,734	254,918
GRUMA, S.A.B. de C.V., Series B (a)	108,807	899,955
Grupo Aeroportuario del Pacifico S.A.B. (c)	5,600	327,544
Grupo Carso SAB de C.V., Series A1	55,000	288,532
Grupo Financiero Banorte SAB de C.V.	28,800	194,735
Grupo Herdez, S. A. B. de C. V., Series	13,854	41,167
Grupo Mexico S.A.B. de C.V., Series B	90,198	284,599
Grupo Televisa S.A.B. (c)	11,859	394,786
Organizacion Soriana S.A.B. de C.V., Series B (a)	20,200	62,189
Wal-Mart de Mexico, S.A.B. de C.V.	37,400	89,078
		4,229,469
PHILIPPINES—0.4%
Aboitiz Equity Ventures, Inc.	46,340	57,867
Alliance Global Group, Inc.	588,600	374,069
Rizal Commercial Banking Corporation	58,690	61,510
Universal Robina Corporation	47,920	151,737
		645,183
POLAND—1.2%
Asseco Poland S.A.	6,825	105,888
KGHM Polska Miedz S.A. (b)	17,677	636,130
PGE S.A.	132,280	826,163
Tauron Polska Energia S.A.	137,757	238,992
		1,807,173
RUSSIA—4.0%
Gazprom (c)	180,222	1,387,709
LUKoil (c)	27,821	1,545,735
Magnit OJSC (Reg S) (d)	2,789	152,837
Mail.ru Group Ltd. (a)(d)	4,212	149,315
MegaFon (d)	8,247	232,153
Mobile TeleSystems (c)	13,485	235,853
Norilsk Nickel Mining and Metallurgical Co. (c)	26,342	438,067
PhosAgro (d)	9,427	105,111
Sberbank of Russia (a)(c)	101,115	982,838
Severstal (b)(d)	59,106	447,433
Sistema JSFC (Reg S) (d)	8,812	198,358
		5,875,409
SINGAPORE—0.8%
ComfortDelGro Corporation Limited	380,000	599,436
DBS Group Holdings Ltd.	11,000	141,352
UOL Group Limited	76,000	378,082
		1,118,870
SOUTH AFRICA—6.0%
African Rainbow Minerals Limited	23,435	464,260
Barloworld Limited	42,061	440,473
FirstRand Limited	336,453	1,153,489
Gold Fields Ltd. (c)	93,079	343,461
Imperial Holdings Limited	35,437	634,381
Liberty Holdings Limited	67,904	801,905
Mondi Limited	17,427	306,031
MTN Group Limited	39,638	811,413
Naspers Limited N Shs	9,062	999,460
Reunert Limited	26,510	162,387
RMB Holdings Ltd.	161,113	733,824
Sasol Ltd.	32,879	1,840,924
Tongaat Hulett Limited	7,879	85,062
		8,777,070
SOUTH KOREA—10.2%
Daelim Industrial Co., Ltd.	8,741	711,959
Daewoong Pharmaceutical Company Ltd.	1,622	106,818
Daishin Securities Company	9,781	82,056
Daou Technology, Inc.	21,495	288,767
DGB Financial Group Inc.	12,280	177,662
GS Home Shopping, Inc.	544	121,122
Hana Financial Group, Inc.	11,700	427,573
Hankook Tire Co. Ltd.	8,910	176,199
Hanwha Corporation	8,370	252,409
Hyundai Motor Company Ltd.	5,986	1,411,514
Industrial Bank of Korea (b)	45,960	582,893
Kangwon Land Inc.	7,320	213,180
KB Financial Group Inc.	2,750	96,235
KCC Corporation	1,393	713,218
Kia Motors Corporation	8,599	479,046
KT Corporation	10,020	278,163
KT&G Corporation	8,703	654,084
LG Display Co., Ltd. (a)	1,240	31,045
LG Fashion Corp.	6,440	168,797
Meritz Fire & Marine Insurance Co., Ltd.	16,280	227,120
Naver Corp.	365	265,405
POSCO	869	241,650
Samsung Electronics Company, Ltd.	3,776	4,764,120
Shinhan Financial Group Co., Ltd.	5,260	232,252
SK Holdings Co., Ltd.	3,310	600,150
SK Hynix Inc. (a)	5,970	201,907
SK Innovation Co., Ltd.	1,879	215,358
SK Telecom Co., Ltd. (c)	17,436	393,531
Soulbrain Co., Ltd.	8,605	310,021
Sungwoo Hitech Co., Ltd.	34,625	549,732
		14,973,986
TAIWAN—11.0%
ASUSTeK Computer, Inc.	108,488	1,074,103
Chailease Holding Co., Ltd.	97,200	233,325
Chicony Electronics Co., Ltd.	116,473	302,155
Chinatrust Financial Holding Co., Ltd.	935,570	585,259
Chunghwa Telecom Co., Ltd.	212,600	654,154
Farglory Land Development Co., Ltd.	248,302	423,180
Fubon Financial Holding Co., Ltd.	681,000	923,579
Highwealth Construction Corp.	131,916	311,028
Hon Hai Precision Industry Co., Ltd.	332,209	941,454
Inventec Corporation	716,000	705,361
Lite-On Technology Corp.	398,994	594,839
Pegatron Corporation	93,416	139,115
Phison Electronics Corp.	104,015	669,467
Pou Chen Corporation	619,631	873,923
Powertech Technology, Inc.	324,000	489,950
President Chain Store Corp.	134,915	952,524
Radiant Opto-Electronics Corporation	202,409	817,545
Realtek Semiconductor Corporation	136,000	409,976
Taiwan Semiconductor Manufacturing Co., Ltd.	658,270	2,561,530
TECO Electric & Machinery Co., Ltd.	934,983	1,042,367
Uni-President Enterprises Corporation	588,424	1,024,102
United Microelectronics Corporation	1,119,401	472,352
		16,201,288
THAILAND—1.8%
Delta Electronics PCL Nvdr	104,500	190,058
Electricity Generating PCL	52,679	212,730
Kiatnakin Bank PCL	169,100	221,540
Krung Thai Bank PCL	1,559,646	899,056
PTT Global Chemical PCL	363,400	809,360
Thanachart Capital PCL	302,000	335,142
		2,667,886
TURKEY—1.6%
Eis Eczacibasi Ilac Ve Sinai	279,198	280,326
Enka Ins¸aat ve Sanayi A.S¸.	84,559	252,332
Eregli Demir ve Celik Fabrikalari T.A.S.	561,594	723,842
Gubre Fabrikalari TAS (a)	101,756	179,624
Tekfen Holding A.S.	94,774	215,984
Tofas Turk Otomobil Fabrikasi A.S.	46,298	262,695
Turkiye Sise ve Cam Fabrikalari A.S.	344,784	373,549
		2,288,352
TOTAL COMMON STOCK
(Cost $104,112,347)		105,620,413
Preferred Stock—2.3%
BRAZIL—2.3%
Banco Bradesco S.A.	35,889	496,266
Banco Estado Rio Gran Pref B	48,930	284,608
Eletropaulo Metropolitana S.A.	34,480	130,699
Itau Unibanco Holding S.A.	48,519	729,205
Itausa-Investimentos Itau S.A.	290,000	1,189,262
Vale S.A., Class A	44,571	560,200
TOTAL PREFERRED STOCK
(Cost $4,640,871)		3,390,240
Exchange Traded Funds—3.1%
United States—3.1%
iShares MSCI Emerging Markets Index Fund (b) (Cost $4,446,158)	111,697	4,578,460
Mutual Funds—22.4%
United States—22.4%
Pear Tree PanAgora Risk Parity Emerging Markets Fund* (Cost $32,104,404)	3,179,734	32,910,247
Short Term Investments—1.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 04/01/14, (Dated 03/31/14), Collateralized by 2,185,000 par U.S. Treasury Note-.625% due 11/30/2017, Market Value $2,137,474, Repurchase Proceeds $2,090,917 (Cost $2,090,917)	$2,090,917	$2,090,917
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $147,394,697)		148,590,277
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—5.0%
Money Market—5.0%
Western Asset Institutional Cash Reserves—Inst.
(Cost $7,428,337)	7,428,337	7,428,337
TOTAL INVESTMENTS—105.9% (Cost $154,823,034)		156,018,614
OTHER ASSETS & LIABILITIES (Net)—(5.9%)		(8,741,400)
NET ASSETS—100%		$147,277,214

*	Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Dynamic Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $155,383,164 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,692,310
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,056,860)
Net unrealized appreciation / (depreciation)	$635,450

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	19.4%
Information Technology	13.4%
Energy	8.9%
Consumer Discretionary	7.9%
Materials	5.7%
Industrials	5.6%
Consumer Staples	5.2%
Telecommunication Services	4.5%
Utilities	2.1%
Health Care	1.3%
Exchange Traded Funds	3.1%
Mutual Funds	22.4%
Cash and Other Assets (Net)	0.5%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
March 31, 2014
Common Stock—89.5%
	Shares	Value
BRAZIL—4.0%
América Latina Logística	10,500	$35,239
Anhanguera Educacional Participacoes S.A.	5,000	31,034
Banco do Brasil S.A.	2,400	24,260
Banco Santander Brasil S.A. (c)	2,823	15,724
BR Properties S.A.	3,200	26,430
BRF S.A.	1,300	26,108
CCR S.A.	4,200	32,437
Cetip S.A. Mercados Organizados	2,200	26,822
Cielo S.A.	2,100	67,322
Companhia Brasileira de Distribuicao SP (c)	536	23,455
Companhia Energetica de Minas Gerais (c)	3,801	25,847
Companhia Hering	1,600	19,422
Companhia Paranaense de Energia (c)	1,619	21,225
Companhia Siderurgica Nacl (c)	4,201	18,316
Cosan S.A. Industria e Comercio	2,300	35,954
CPFL Energia S.A. (c)	686	11,202
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	2,200	13,323
EcoRodovias Infraestrutura e Logística S.A.	5,500	33,162
Embraer S.A. (c)	2,049	72,719
Gerdau S.A. (c)	1,224	7,846
Hypermarcas S.A.	2,800	20,371
Kroton Educacional S.A.	1,300	28,759
Localiza Rent a Car S.A.	2,000	29,438
Lojas Americanas S.A.	9,100	57,450
Lojas Renner S.A..	1,000	28,471
MRV Engenharia	3,600	12,912
Natura Cosméticos S.A.	1,300	21,970
Odontoprev S.A.	21,500	85,977
Petroleo Brasileiro S.A.	5,700	37,805
Porto Seguro S.A.	2,600	36,713
Qualicorp S.A. (a)	6,100	62,066
Raia Drogasil S.A.	6,600	57,438
Souza Cruz S.A.	2,100	19,179
Telefonica Brasil S.A. (c)	3,869	82,178
TIM Participacoes S.A. (c)	2,643	68,612
Totvs S.A.	4,100	64,710
Ultrapar Participacoes S.A.	1,200	29,213
Vale S.A.	1,200	16,716
Weg S.A.	2,300	32,324
		1,360,149
CHILE—5.6%
AES Gener S.A.	101,600	56,078
Aguas Andinas S.A.	138,946	86,732
Banco de Chile	450,553	56,608
Banco de Crédito e Inversiones	993	57,673
Banco Santander Chile (c)	3,019	70,765
CAP S.A.	4,814	77,702
Cencosud S.A.	18,190	60,075
Colbun S.A.	329,877	81,095
Compania Cervecerias Unidas S.A. (c)	4,663	104,358
Corpbanca S.A. (c)	5,000	88,250
Edelnor S.A.	54,445	73,150
Empresa Nacional de Electricidad S.A. (c)	1,685	72,758
Empresa Nacional de Telecomunicaciones S.A.	19,694	240,179
Empresas CMPC S.A.	41,906	95,944
Empresas Copec S.A.	9,294	121,327
Enersis S.A. (c)	5,367	83,350
LATAM Airlines Group S.A.	8,823	133,264
Quimica y Minera de Chile S.A. (c)	3,210	101,885
S.A.C.I. Falabella	15,447	135,939
Vina Concha y Toro S.A.	44,985	92,294
		1,889,426
CHINA—4.5%
Aluminum Corporation of China Limited H Shares (a)(b)	114,000	39,241
Anhui Conch Cement Company Limited H	5,000	21,465
Bank of Communications Co., Ltd. H	32,000	20,916
BBMG Corporation H	30,000	23,399
Beijing Capital International Airport Co., Ltd. H	34,000	23,188
Beijing Enterprises Holdings Limited	2,500	22,400
Belle International Holdings Limited	18,000	17,845
Brilliance China Automotive Holdings, Ltd.	8,000	12,253
China Agri-Industries Holdings Limited	45,000	17,520
China BlueChemical Ltd. H	50,000	25,720
China Coal Energy Co., Ltd. (b)	39,000	22,022
China Communications Construction Co., Ltd., Class H	15,000	10,462
China Communications Services Corporation Ltd. H	106,000	49,059
China Construction Bank Corporation	37,000	25,901
China International Marine Containers Group Co., Ltd. H	8,400	19,428
China Longyuan Power Group H	33,000	33,227
China National Building Material Co., Ltd. H	16,000	16,048
China Oilfield Services Limited H	8,000	18,791
China Petroleum & Chemical Corporation	52,000	46,659
China Shenhua Energy Co., Ltd.	9,500	27,434
China Shipping Container Lines Co., Ltd. H (a)	42,000	9,530
China Taiping Insurance Holdings Co., Ltd. (a)	15,200	27,199
China Telecom Corporation Limited	178,000	82,382
CITIC Pacific Ltd. (b)	29,000	51,295
CSR Corporation Ltd. H Shares	20,000	16,811
Datang International Power Generation Co., Ltd.	106,000	38,673
ENN Energy Holdings Ltd.	4,000	27,924
Fosun International	33,000	41,437
Haitian International Holdings Ltd.	16,000	32,096
Huaneng Power International Inc. H	42,000	40,068
Inner Mongolia Yitai Coal Co., Ltd., Class B	10,000	12,090
Jiangsu Expressway Co. Ltd.—H	20,000	22,819
Jiangxi Copper Company Limited	5,000	8,406
Kingboard Chemical Holdings, Ltd.	12,500	24,398
PetroChina Company Limited (c)	279	30,272
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	40,981
Shanghai Electric Group Company Ltd. H	38,000	13,472
Shanghai Pharmaceuticals Holding Co., Ltd.	27,700	62,637
Shenzhou International Group	6,000	19,067
Sino Biopharmaceutical Limited	40,000	34,035
Sino-Ocean Land Holdings Ltd.	49,000	26,721
Sinopec Shanghai Petrochemical Co., Ltd.	101,000	25,912
Sinopharm Group Co., Ltd. H	19,600	53,695
Tencent Holdings Limited	400	27,821
Tingyi (Cayman Islands) Holding Corporation	10,000	28,749
Tsingtao Brewery Co., Ltd.	4,000	29,342
Uni-President China Holdings Limited	17,000	14,268
Wumart Stores, Inc. H	10,000	9,682
Yantai Changyu Pioneer Wine Company Ltd.—B	8,100	19,715
Yanzhou Coal Mining Company Limited (b)	62,000	46,839
Zhejiang Expressway Co., Ltd.	20,000	18,229
Zhongsheng Group Holdings Ltd.	21,500	29,713
ZTE Corporation H (a)	20,800	40,384
		1,499,640
COLOMBIA—3.7%
Almacenes Exito S.A.	15,334	230,987
Bancolombia S.A..	4,821	65,918
Cementos Argos S.A.	16,621	85,032
CEMEX Latam Holdings, S.A. (a)	10,385	86,546
Corporacion Financiera Colombiana S.A.	3,262	61,985
Ecopetrol S.A.	90,726	185,569
Grupo Argos S.A.	6,827	71,655
Grupo de Inversiones Suramericana S.A.	3,709	68,710
Interconexión Electrica S.A.	39,188	174,827
Isagen S.A. E.S.P.	122,625	201,025
		1,232,254
CZECH REPUBLIC—0.6%
CEZ A.S.	3,637	104,245
Komercni Banka A.S.	229	54,716
Telefónica Czech Republic, A.S.	3,833	57,529
		216,490
EGYPT—1.4%
Commercial International Bank	20,421	106,245
Global Telecom Holding S.A.E. (a)(d)	19,939	66,158
Global Telecom Holding S.A.E. (a)(d)	11,282	37,434
Talaat Moustafa Group (TMG) Holding (a)	99,296	111,161
Telecom Egypt SAE	64,627	158,519
		479,517
GREECE—1.6%
Alpha Bank A.E. (a)	35,657	35,123
Folli-Follie S.A. (a)	1,300	47,997
Hellenic Petroleum S.A.	11,920	119,385
Hellenic Telecommunication Organization S.A. (a)	2,928	48,405
Jumbo S.A. (a)	3,136	56,164
National Bank of Greece (a)	4,963	26,939
Opap S.A.	3,600	58,027
Public Power Corporation S.A.	3,500	57,861
Titan Cement Company S.A. (a)	2,300	80,451
		530,352
HONG KONG—2.3%
AAC Technologies Holdings Inc.	9,000	46,759
ANTA Sports Products, Ltd. (b)	12,000	20,050
Beijing Enterprises Water Group Limited	48,000	33,602
China Gas Holdings Ltd.	20,000	31,250
China Merchants Holdings International Co., Ltd.	6,000	20,653
China Mobile Limited	5,000	45,767
China Resources Cement Holdings Limited	66,000	51,988
China Resources Enterprise	8,000	22,587
China Resources Gas Group Limited	12,000	38,135
China Resources Power Holdings Co., Ltd.	12,000	31,250
China Unicom (Hong Kong) Limited (c)	5,202	68,458
CNOOC Limited (c)	169	25,656
GCL-Poly Energy Holdings Ltd. (a)	70,000	25,268
Golden Eagle Retail Group Ltd.	13,000	17,933
Guangdong Investment Limited	48,000	46,102
Hanergy Solar Group Limited (a)	90,000	14,156
Hengan International Group Co., Ltd.	2,500	25,961
Lee & Man Paper Manufacturing Ltd.	47,000	29,206
Lenovo Group Limited	26,000	28,558
Sihuan Pharmaceutical Holdings Group Ltd.	38,000	45,756
Sun Art Retail Group Ltd.	33,500	42,238
Want Want China Holdings Limited	29,000	43,144
Yingde Gases Group Co., Ltd.	25,500	24,261
		778,738
HUNGARY—0.7%
Magyar Telekom Telecommunications PLC	17,960	24,402
MOL Hungarian Oil an Gas Nyrt.	806	45,357
OTP Bank Nyrt.	4,444	85,128
Richter Gedeon Nyrt	3,883	67,731
		222,618
INDONESIA—6.6%
PT Adaro Energy Tbk	981,700	84,689
PT Astra Agro Lestari Tbk	30,500	69,806
PT Astra International Tbk	97,000	62,973
PT Bank Central Asia Tbk	29,000	27,060
PT Bank Danamon Indonesia Tbk	97,500	37,335
PT Bank Mandiri Tbk	43,000	35,770
PT Bank Negara Indonesia (Persero) Tbk	63,500	27,726
PT Bank Rakyat Indonesia Tbk (a)	36,000	30,343
PT Bumi Serpong Damai Tbk	306,000	44,041
PT Charoen Pokphand Indonesia Tbk	136,000	47,828
PT Global Mediacom Tbk	279,100	57,736
PT Gudang Garam Tbk	15,000	65,229
PT Indo Tambangraya Megah Tbk	38,500	82,524
PT Indocement Tunggal Prakarsa Tbk	52,500	108,027
PT Indofood CBP Sukses Makmur Tbk	54,500	48,455
PT Indofood Sukses Makmur Tbk	84,000	53,979
PT Jasa Marga (Persero) Tbk	249,500	131,778
PT Kalbe Farma Tbk	1,175,000	151,530
PT Lippo Karawaci Tbk	584,600	55,836
PT Matahari Department Store Tbk (a)	44,000	53,838
PT Media Nusantara Citra Tbk	224,300	51,929
PT Perusahaan Gas Negara (Persero) Tbk	351,300	158,487
PT Semen Indonesia (Persero) Tbk	72,500	100,836
PT Surya Citra Media Tbk	236,200	66,535
PT Tambang Batubara Bukit Asam (Persero) Tbk	103,300	84,795
PT Telekomunikasi Indonesia Tbk (c)	2,884	113,543
PT Unilever Indonesia Tbk	27,500	70,808
PT United Tractors Tbk	62,000	113,248
PT XL Axiata Tbk	248,900	96,405
Tower Bersama Infrastructure	155,500	82,130
		2,215,219
MALAYSIA—9.6%
AirAsia Berhad	48,900	38,186
Alliance Financial Group Berhad	35,600	48,077
AMMB Holdings Berhad	14,900	32,761
Astro Malaysia Holdings Berhad	74,100	72,614
Axiata Group Berhad	50,200	102,537
Berjaya Sports Toto Berhad	89,500	108,809
British American Tobacco (Malaysia) Berhad	3,700	66,986
Bumi Armada Berhad	79,700	95,430
CIMB Group Holdings Berhad	19,100	41,821
Dialog Group Berhad	34,800	38,258
DiGi.Com Berhad	69,100	114,056
Felda Global Ventures Holdings Berhad	70,900	100,960
Gamuda Berhad	33,700	48,607
Genting Berhad	17,200	52,672
Genting Malaysia Berhad	38,100	49,003
Genting Plantation Berhad	26,400	87,313
Hong Leong Bank Berhad	16,000	69,282
Hong Leong Financial Group Berhad	7,700	36,973
IHH Healthcare Berhad (a)	182,600	215,284
IJM Corporation Berhad	20,600	38,733
IOI Corporation Berhad	49,900	73,349
IOI Properties Group Berhad (a)	60,000	48,875
Kuala Lumpur Kepong Berhad	11,900	88,189
Malayan Banking Berhad	19,200	56,915
Malaysia Airports Holdings Berhad	18,700	45,812
Maxis Berhad	59,900	127,669
MISC Berhad (a)	25,600	54,093
MMC Corporation Berhad	59,800	51,642
Parkson Holdings Berhad	87,900	80,753
Petronas Chemicals Group Berhad	58,600	124,001
Petronas Dagangan Berhad	13,300	125,038
Petronas Gas Berhad	11,700	85,273
PPB Group Berhad	13,300	67,691
Public Bank Berhad	10,400	61,148
RHB Capital Berhad	15,900	40,998
SapuraKencana Petroleum Berhad (a)	50,200	69,178
Sime Darby Berhad	24,800	70,705
Telekom Malaysia Berhad	81,900	147,723
Tenaga Nasional Berhad	29,100	106,580
UEM Sunrise Berhad	40,200	27,083
UMW Holdings Berhad	18,500	62,205
YTL Corporation Berhad	207,100	97,034
YTL Power International Berhad (a)	176,400	84,810
		3,255,126
MEXICO—6.5%
Alfa S.A.B. de C.V., Series A	26,800	67,731
America Movil S.A.B. Series L (c)	9,702	192,876
Arca Continental S.A.B. de C.V.	8,500	50,704
Cemex S.A.B. CPO (a)	34,500	43,728
Coca-Cola FEMSA SAB de C.V. (c)	744	78,507
Compartamos, S.A.B de C.V.	46,700	85,407
Controladora Comercial Mexicana S.A. de C.V.	11,600	48,106
El Puerto de Liverpool S.A.B. de C.V.	14,500	159,120
Fibra Uno Administracion S.A. de C.V.	27,484	88,909
Fomento Economico Mexicano S.A.B. (c)	514	47,925
Genomma Lab Internacional SAB de C.V. (a)	58,400	150,232
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,395	81,594
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	4,900	60,177
Grupo Bimbo, S.A. de C.V.	17,700	47,729
Grupo Carso SAB de C.V., Series A1	11,600	60,854
Grupo Comercial Chedraui S.A. de C.V	21,800	64,110
Grupo Financiero Banorte SAB de C.V.	13,200	89,253
Grupo Financiero Inbursa SAB de C.V.	31,100	80,337
Grupo Mexico S.A.B. de C.V., Series B	17,500	55,217
Grupo Televisa S.A.B. (c)	3,723	123,939
Industrias CH SAB de C.V. Series B (a)	8,100	44,918
Industrias Penoles SAB de C.V.	1,585	41,285
Kimberly-Clark de Mexico S.A. de C.V., Class A	13,400	35,764
Mexichem SAB de C.V.	21,900	77,151
Minera Frisco S.A.B. De C.V. (a)	32,600	63,440
OHL Mexico, S.A.B. de C.V. (a)	23,200	60,161
Promotora Y Operadora de Infraestructura, S.A.B. de C.V. (a)	4,300	57,751
Santander Mexico SAB de C.V.	26,300	64,453
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	72,644
		2,194,022
PERU—0.8%
Companhia de Minas Buenaventura S.A. (c)	5,026	63,177
Credicorp Ltd.	934	128,817
Southern Copper Corporation	2,600	75,686
		267,680
PHILIPPINES—5.0%
Aboitiz Equity Ventures, Inc.	69,300	86,538
Aboitiz Power Corporation	169,700	140,770
Alliance Global Group, Inc.	94,700	60,184
Ayala Corporation	4,530	58,386
Ayala Land Inc.	88,100	58,740
Bank of the Philippine Islands	22,966	43,991
BDO Unibank, Inc.	31,060	58,872
DMCI Holdings, Inc.	43,630	68,103
Energy Development Corporation	980,600	123,764
Globe Telecom, Inc.	3,885	144,155
International Container Terminal Services, Inc.	29,630	71,358
JG Summit Holdings, Inc.	58,100	64,131
Jollibee Foods Corporation	56,830	216,700
Metro Pacific Investments Corporation	494,400	52,147
Metropolitan Bank & Trust Company (a)	26,795	46,187
Philippine Long Distance Telephone Company (c)	2,016	123,016
SM Investments Corporation	2,988	46,974
SM Prime Holdings, Inc.	144,100	46,914
Universal Robina Corporation	54,990	174,124
		1,685,054
POLAND—3.8%
Alior Bank S.A. (a)	1,051	30,459
Bank Handlowy w Warszawie S.A.	979	36,719
Bank Pekao S.A.	612	39,760
Bank Zachodni WBK S.A.	285	38,896
Mbank	215	38,294
Cyfrowy Polsat S.A. (a)	13,565	95,838
ENEA S.A.	14,609	77,241
Eurocash S.A.	5,719	75,575
Grupa Azoty S.A.	3,322	66,415
Grupa LOTOS S.A. (a)	4,566	57,321
Jastrzębska Spółka Węglowa S.A.	3,349	50,708
Kernel Holding S.A. (a)	9,649	93,297
KGHM Polska Miedz S.A.	2,134	76,795
PGE S.A.	13,573	84,771
PKO Bank Polski S.A.	2,502	35,122
Polski Koncern Naftowy ORLEN S.A.	4,217	60,228
Polskie Gornictwo Naftowe i Gazownictwo S.A.	37,217	54,605
PZU S.A.	282	40,024
Synthos S.A.	22,727	36,650
Tauron Polska Energia S.A.	42,350	73,472
Orange Polska S.A.	33,837	115,729
		1,277,919
RUSSIA—3.8%
Federal Grid Company of Unified Energy System JSC	44,830,000	98,065
Gazprom (c)	6,681	51,444
LUKoil (c)	529	29,391
Magnit OJSC (Reg S) (d)	1,495	81,926
Magnit OJSC (Reg S) (d)	1,326	72,665
MegaFon (d)	1,224	34,456
MegaFon (d)	890	25,053
Mobile TeleSystems (c)	4,259	74,490
Moscow Exchange MICEX-RTS	52,480	86,047
Norilsk Nickel Mining and Metallurgical Co. (c)	3,515	58,454
NovaTek OAO (Reg S) (d)	70	7,700
NovaTek OAO (Reg S) (d)	229	25,190
OAO Rostelecom*	28,390	70,005
OAO Severstal (Reg S) (d)	767	5,806
OC Rosneft OJSC (Reg S) (d)	4,080	27,169
OC Rosneft OJSC (Reg S) (d)	1,720	11,453
RusHydro JSC	2,748,000	43,690
RusHydro Management Co. (c)	34,005	52,062
Sberbank	23,230	55,201
Severstal (b)(d)	9,119	69,031
Sistema JSFC (Reg S) (d)	1,952	43,940
Sistema JSFC (Reg S) (d)	1,108	24,941
Surgutneftegas OJSC (c)	3,998	29,105
Surgutneftegaz (c)	788	5,808
Tatneft (c)	1,220	41,797
Uralkali OJSC	16,380	78,117
VTB Bank OJSC	72,030,000	80,789
		1,283,795
SOUTH AFRICA—6.0%
African Bank Investments Limited (b)	13,328	13,607
Aspen Pharmacare Holdings Limited	2,605	69,592
Assore Ltd.	742	28,750
Barloworld Limited	5,662	59,294
Bidvest Group Limited	2,438	64,461
Discovery Ltd.	1,769	14,174
Exxaro Resources Ltd.	6,789	90,264
Foschini Limited	4,520	45,995
Gold Fields Limited	3,713	14,292
Gold Fields Ltd. (c)	4,490	16,568
Growthpoint Properties Limited	21,002	48,667
Harmony Gold Mining Co., Ltd. (a)(c)	9,449	28,819
Impala Platinum Holdings Limited	2,939	33,494
Imperial Holdings Limited	1,494	26,745
Investec Ltd.	4,159	33,510
Kumba Iron Ore Limited	507	18,200
Life Healthcare Group Holdings Ltd.	20,143	73,668
Massmart Holdings Ltd.	4,531	59,167
Mediclinic International, Ltd.	9,731	69,154
MMI Holdings Ltd.	13,440	31,399
Mr Price Group Ltd.	4,785	71,531
MTN Group Limited	3,432	70,255
Nampak Ltd.	7,606	25,968
Naspers Limited N Shs	446	49,190
Netcare Limited	27,555	61,078
Northam Platinum, Ltd. (a)	9,967	36,849
Pick n Pay Stores Ltd.	10,396	50,944
PPC, Ltd.	8,454	23,476
Redefine Properties Ltd.	26,601	24,126
Remgro Limited	1,906	37,096
Reunert Limited	15,032	92,079
Sanlam Limited	7,618	41,629
Sappi Ltd. (a)	8,232	28,926
Sasol Ltd.	1,809	101,288
Shoprite Holdings Ltd.	3,148	47,595
Spar Group Limited (The)	5,801	66,947
Steinoff International Holdings Limited	14,100	68,292
Tiger Brands Limited	2,360	61,023
Truworths International Ltd.	6,076	44,576
Vodacom Group (Proprietary) Limited	8,778	108,365
Woolworths Holdings Limited	11,128	77,549
		2,028,602
SOUTH KOREA—5.2%
Amore Pacific Corporation	25	29,593
Amorepacific Group	56	26,936
BS Financial Group, Inc.	1,490	21,067
Celltrion Inc. (a)(b)	1,686	69,692
Cheil Industries Inc.	853	57,457
CJ CheilJedang Corp.	116	31,276
Daewoo International Corporation (a)	420	15,270
Daewoo Securities Co., Ltd.	1,770	13,635
DGB Financial Group Inc.	1,410	20,399
E-MART Co., Ltd.	102	23,381
GS Holdings Corp.	1,490	67,470
Hana Financial Group, Inc.	490	17,907
Hankook Tire Co. Ltd.	714	40,514
Hanwha Corporation	600	18,094
Hanwha Life Insurance Co., Ltd.	2,670	17,508
Hyosung Corporation	364	26,263
Hyundai Mobis Co., Ltd.	73	21,603
Hyundai Securities Co., Ltd.	7,270	44,121
Hyundai Steel Co., Ltd.	364	23,527
Hyundai Wia Corp.	222	35,663
Industrial Bank of Korea	1,890	23,970
Kangwon Land Inc.	980	28,541
KB Financial Group Inc.	840	29,395
Korea Aerospace Industries, Ltd.	290	9,249
Korea Electric Power Corporation	1,830	62,665
Korea Gas Corporation	863	50,428
Korea Kumho Petrochemical Co., Ltd.	115	9,486
Korea Zinc Co., Ltd.	64	19,871
KT Corporation (a)(c)	7,023	97,549
KT&G Corporation	320	24,050
LG Chem Ltd.	141	33,646
LG Display Co., Ltd. (a)	800	20,029
LG Household & Healthcare	45	19,426
LG Innotek Co., Ltd. (a)	149	14,418
LG Uplus Corp.	6,740	66,168
Lotte Chemical Corporation	190	33,557
Lotte Confectionery Co. Ltd.	13	22,264
Lotte Shopping Co., Ltd.	52	16,365
Naver Corp.	43	31,267
NCSoft Corporation	106	21,709
NHN Entertainment Corporation (a)	159	14,340
Orion Corporation	42	32,315
Samsung Card Co, Ltd.	420	13,672
Samsung Electro-Mechanics Co., Ltd.	282	18,359
Samsung Electronics Company, Ltd.	14	17,664
Samsung Fire & Marine Insurance Co., Ltd.	74	16,650
Samsung Life Insurance Co., Ltd	183	17,278
Samsung SDI Company, Ltd.	161	24,352
Samsung Securities Co., Ltd.	380	13,941
Shinhan Financial Group Co., Ltd.	600	26,493
Shinsegae Co., Ltd.	84	18,190
SK C&C Co., Ltd.	221	31,039
SK Hynix Inc. (a)	700	23,674
SK Innovation Co., Ltd.	383	43,897
SK Telecom Co., Ltd. (c)	2,365	53,378
S-Oil Corp.	483	27,951
Woori Finance Holdings Co., Ltd. (a)	2,990	33,988
Yuhan Co., Ltd.	504	85,937
		1,768,547
TAIWAN—7.0%
Asia Cement Corporation	20,400	25,456
Asia Pacific Telecom Co., Ltd.	111,000	52,124
AU Optronics Corp. (a)(c)	7,122	24,785
Cathay Financial Holding Co., Ltd.	12,813	18,681
Chang Hwa Commercial Bank	35,310	20,929
Cheng Shin Rubber Industry Co., Ltd.	6,900	19,690
China Airlines Ltd. (a)	74,000	24,422
China Life Insurance Co,. Limited	34,000	31,206
China Motor Corporation	22,000	19,650
China Petrochemical Development Corporation	48,000	19,860
China Steel Corporation	40,400	34,029
Chinatrust Financial Holding Co., Ltd.	26,750	16,734
Chunghwa Telecom Co., Ltd. (c)	5,852	179,539
CTCI Corporation	22,000	32,979
Eclat Textile Co., Ltd.	1,000	11,559
EVA Airways Corporation (a)	46,000	23,111
Evergreen Marine Corporation (a)	46,000	26,888
Far Eastern Department Stores Ltd.	36,000	31,741
Far Eastern New Century Corporation	42,420	45,063
Far EasTone Telecommunications Co., Ltd.	54,000	114,375
Farglory Land Development Co., Ltd.	7,000	11,930
Feng Hsin Iron & Steel Co., Ltd.	21,000	35,307
Formosa Chemicals & Fiber Corporation	11,330	27,383
Formosa International Hotels Corporation	2,200	26,080
Formosa Petrochemical Corporation	55,000	139,972
Formosa Plastics Corporation	12,480	31,228
Formosa Taffeta Co., Ltd.	32,000	35,728
Fubon Financial Holding Co., Ltd.	14,000	18,987
Giant Manufacturing Co., Ltd.	4,000	27,190
Highwealth Construction Corp.	14,000	33,009
HIWIN Technologies Corp.	3,000	29,062
Hotai Motor Co., Ltd.	2,000	24,169
Hua Nan Financial Holdings Co., Ltd.	38,850	22,007
LCY Chemical Corp.	23,000	26,812
Lite-On Technology Corp.	15,000	22,363
Mega Financial Holding Co., Ltd.	23,751	18,406
Merida Industry Co., Ltd.	3,000	19,900
Nan Ya Plastics Corporation	10,100	21,392
Nankang Rubber Tire Corp., Ltd. (a)	17,000	20,655
Pou Chen Corporation	21,000	29,618
President Chain Store Corp.	17,000	120,023
Ruentex Development Company Limited	23,000	42,069
Ruentex Industries Ltd.	9,000	21,516
ScinoPharm Taiwan Ltd.	40,080	107,135
Standard Foods Corporation	36,950	100,709
Taishin Financial Holding Co., Ltd.	38,118	17,274
Taiwan Business Bank Co., Ltd. (a)	63,440	18,728
Taiwan Cement Corporation	16,000	24,694
Taiwan Cooperative Financial Holding Co., Ltd.	49,820	26,667
Taiwan Fertilizer Co., Ltd.	10,000	20,951
Taiwan Glass Industry Corporation	43,000	41,443
Taiwan Mobile Co., Ltd.	34,000	106,514
TECO Electric & Machinery Co., Ltd.	25,000	27,871
TSRC Corp.	24,000	35,859
U-Ming Marine Transport Corporation	19,000	32,132
Uni-President Enterprises Corporation	65,620	114,206
Walsin Lihwa Corporation (a)	69,000	21,956
Wan Hai Lines, Ltd.	64,000	30,894
Yang Ming Marine Transport Corporation (a)	63,000	26,481
Yuanta Financial Holding Co., Ltd.	32,000	16,130
Yulon Motor Co., Ltd.	12,000	19,821
		2,367,092
THAILAND—5.8%
Advanced Info Service For Rg	20,900	145,604
Airports of Thailand PCL	15,400	92,096
Bangkok Bank PCL (e)	7,700	42,369
Bangkok Dusit Medical Services F	48,300	198,024
Banpu Public Company Limited	52,000	44,883
BEC World PCL	44,000	73,921
BTS Group Holdings PCL	399,300	103,395
Central Pattana PCL	35,600	51,578
Charoen Pokphand Foods PCL	106,100	91,578
CP ALL PCL	82,600	110,762
Glow Energy PCL	78,000	182,737
Home Product Center PCL	217,233	65,291
Indorama Ventures Public Company Limited	85,500	60,356
IRPC PCL	501,100	53,138
Kasikornbank PCL (e)	10,400	57,065
Krung Thai Bank PCL	72,200	41,620
Minor International PCL	100,900	77,137
PTT Exploration & Production PCL	16,300	78,887
PTT Global Chemical PCL	28,700	63,920
PTT PCL	7,100	65,441
Siam Cement Pub Co-for Reg	2,700	34,790
Siam Cement Public Company (e)	4,700	60,561
Siam Commercial Bank PCL	11,300	54,863
Thai Oil PCL	25,300	41,335
True Corp PCL (a)(b)	368,100	78,295
		1,969,646
TURKEY—5.0%
Akbank T.A.S.	11,515	36,567
Anadolu Efes Biracilik VE	5,613	62,386
Arcelik A.S.	12,843	71,672
BIM Birlesik Magazalar A.S.	2,987	67,235
Coca-Cola Icecek A.S.	2,848	68,495
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	24,832	29,223
Enka Ins¸aat ve Sanayi A.S¸.	15,390	45,925
Eregli Demir ve Celik Fabrikalari T.A.S.	97,943	126,239
Ford Otomotiv Sanayi A.S.	7,874	80,345
Haci Omer Sabanci Holding A.S.	8,284	32,109
Koc¸ Holding A.S.	15,061	63,441
Koza Altin Isletmeleri A.S.	9,145	79,221
TAV Havalimanlari Holding A.S.	6,269	50,355
Tofas Turk Otomobil Fabrikasi A.S.	12,079	68,536
Tupras—Turkiye Petrol Rafinerileri A.S.	7,476	158,154
Turk Hava Yollari A.O.	18,791	57,829
Turk Telekomunikasyon A.S.	37,251	103,506
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	107,241
Turkiye Garanti Bankasi A.S.	14,688	50,210
Turkiye Halk Bankasi A.S.	7,655	47,367
Turkiye Is Bankasi A.S.	23,422	51,955
Turkiye Sise ve Cam Fabrikalari A.S.	55,982	60,653
Turkiye Vakiflar Bankasi T-d	23,315	43,987
Ulker Biskuvi Sanayi A.S.	9,174	64,477
Yapi ve Kredi Bankasi A.S.	25,729	48,782
		1,675,910
TOTAL COMMON STOCK
(Cost $29,403,266)		30,197,796
Preferred Stock—2.8%
BRAZIL—0.9%
AES Tiete S.A.	2,800	22,394
Banco Bradesco S.A.	3,100	42,866
Centrais Eletricas Brasileiras S.A.	3,900	18,812
Itausa-Investimentos Itau S.A.	5,800	23,785
Lojas Americanas S.A.	3,400	25,218
Marcopolo S.A.	7,200	14,524
Metalurgica Gerdau S.A.	3,500	27,015
Oi S.A.	37,700	52,148
Petróleo Brasileiro S.A.	4,500	31,482
Usiminas Usi Sd Mg (a)	4,500	20,409
Vale S.A., Class A	2,000	25,137
		303,790
CHILE—0.2%
Embotelladora Andina S.A.	18,327	66,081
COLOMBIA—1.0%
Banco Davivienda S.A.	6,282	81,239
Bancolombia S.A..	4,230	58,910
Grupo Argos S.A.	8,530	89,183
Grupo Aval Acciones y Valores S.A.	96,196	63,714
Grupo de Inversiones Suramericana S.A.	2,728	50,952
		343,998
RUSSIA—0.4%
AK Transneft OAO	17	36,781
Sberbank	27,410	52,236
Surgutneftegas OAO	44,000	31,526
		120,543
SOUTH KOREA—0.3%
Hyundai Motor Company Ltd.	252	35,985
LG Chem Ltd.	149	20,787
Samsung Electronics Co. Ltd.	27	26,811
		83,583
TOTAL PREFERRED STOCK
(Cost $955,508)		917,995
Rights—0.0%
CHILE—0.0%
AES Gener S.A.	4,221	322
(Cost $0)
Exchange Traded Funds—2.4%
United States—2.4%
Vanguard FTSE Emerging Markets ETF (b)	19,694	799,183
(Cost $761,192)
Exchange Traded Notes—5.0%
United Kingdom—5.0%
iPath MSCI India Index ETN (a)	27,900	1,691,577
(Cost $1,470,665)
Short Term Investments—0.2%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 04/01/14, (Dated 03/31/14), Collateralized by 75,000 par U.S. Treasury Note-.625% due 11/30/2017, Market Value $73,369, Repurchase Proceeds $67,449 (Cost $67,449)	67,449	$67,449
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $32,658,080)		33,674,322
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—3.1%
Money Market—3.1%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,067,647)	1,067,647	1,067,647
TOTAL INVESTMENTS—103% (Cost $33,725,727)		34,741,969
OTHER ASSETS & LIABILITIES (NET)—(3.0%)		(1,018,434)
NET ASSETS—100%		$33,723,535

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.2% of net assets as of March 31, 2014.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts
(f)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $33,902,721 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,199,610
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,360,363)
Net unrealized appreciation / (depreciation)	$839,247

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	15.0%
Consumer Staples	12.0%
Telecommunication Services	11.8%
Materials	10.6%
Consumer Discretionary	9.7%
Industrials	9.3%
Utilities	8.7%
Energy	8.2%
Health Care	5.0%
Information Technology	1.9%
Exchange Traded Funds	2.4%
Exchange Traded Notes	5.0%
Cash and Other Assets (Net)	0.4%

PEAR TREE POLARIS FOREIGN VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2014
Common Stock—93.3%
	Shares	Value
AUSTRALIA—2.1%
BHP Billiton plc (b)	509,500	$31,466,720
BELGIUM—2.0%
Solvay S.A.	192,547	30,226,638
CANADA—2.5%
Methanex Corporation	567,507	36,308,189
FINLAND—4.8%
Caverion Corporation (a)	840,216	9,028,681
Kone OYJ, Class B	606,400	25,429,780
Konecranes OYJ	831,480	26,495,139
YIT OYJ	983,616	10,474,754
		71,428,354
FRANCE—6.9%
Christian Dior S.A.	172,173	33,147,870
Imerys S.A.	325,283	28,926,533
Ipsos	318,980	12,941,586
Maurel et Prom	1,553,506	23,905,887
Transgene S.A. (a)	163,230	2,664,754
		101,586,630
GERMANY—16.3%
BASF SE	281,400	31,277,263
Deutsche Telekom AG	2,278,776	36,824,631
Freenet AG	1,036,539	36,249,463
Hannover Rueck SE	328,500	29,384,583
Lanxess AG	172,776	13,031,857
Muenchener Rueckvers AG	145,730	31,841,309
Symrise AG	603,150	30,129,498
Wincor Nixdorf AG	448,050	32,189,894
		240,928,498
HONG KONG—1.6%
Guangdong Investment Limited	24,309,800	23,348,440
INDIA—1.9%
Infosys Technologies Ltd. (b)	516,745	27,997,244
IRELAND—5.1%
CRH plc	1,136,799	31,627,605
Greencore Group plc	9,674,882	44,474,317
		76,101,922
ISRAEL—2.5%
Teva Pharmaceuticals SP (b)	697,619	36,862,188
ITALY—4.3%
GTECH SpA	958,765	29,124,570
Trevi Finanziaria SpA	3,087,826	34,605,820
		63,730,390
JAPAN—8.0%
Asahi Group Holdings Ltd.	1,105,400	31,006,365
KDDI Corporation	543,200	31,517,677
Meiji Holdings Co., Ltd.	484,000	30,592,165
Showa Denko K.K.	18,250,000	25,870,188
		118,986,395
NORWAY—3.1%
DnB Bank ASA	1,705,492	29,635,728
SpareBank 1 SR-Bank ASA	767,758	7,785,487
Yara International ASA	206,304	9,111,978
		46,533,193
SOUTH AFRICA—2.3%
Sasol Ltd.	604,135	33,826,052
SOUTH KOREA—2.2%
Samsung Electronics Company Ltd.	25,385	32,027,859
SWEDEN—7.3%
Duni AB	1,779,500	23,357,526
Investor AB, Class B	904,856	32,724,746
Loomis AB, Class B	825,648	21,228,490
Svenska Handelsbanken AB, Class A	611,500	30,670,610
		107,981,372
SWITZERLAND—2.2%
Novartis AG	374,850	31,797,489
THAILAND—2.0%
Thai Oil PCL	18,521,200	30,259,667
UNITED KINGDOM—16.2%
Barratt Developments plc	5,380,148	37,003,689
BBA Aviation plc	3,501,038	19,368,681
Bellway plc	1,165,406	32,256,124
Persimmon plc	1,361,909	30,564,690
Rexam plc	3,684,568	29,906,390
Standard Chartered plc	1,372,947	28,694,916
Taylor Wimpey plc	17,895,270	35,148,791
Tullow Oil plc	2,073,000	25,871,282
		238,814,563
TOTAL COMMON STOCK (Cost $1,033,307,476)		1,380,211,803
Short Term Investments—6.7%
	Par Value	Value
Money Market—6.7%
State Street Global Advisors FDS (Cost $99,429,471)	99,429,471	99,429,471
TOTAL INVESTMENTS—100.0% (Cost $1,132,736,947)		1,479,641,274
OTHER ASSETS & LIABILITIES (NET)—0.0%		(741,611)
NET ASSETS—100%		$1,478,899,663

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,147,012,556 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$354,077,177
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,448,459)
Net unrealized appreciation/(depreciation)	$ 332,628,718

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	20.1%
Consumer Discretionary	15.8%
Financials	12.9%
Industrials	9.9%
Energy	7.7%
Consumer Staples	7.2%
Telecommunication Services	7.1%
Information Technology	6.2%
Health Care	4.8%
Utilities	1.6%
Cash and Other Assets (Net)	6.7%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
SCHEDULE OF INVESTMENTS
March 31, 2014
Common Stock—87.4%
	Shares	Value
AUSTRALIA—0.3%
Austal Limited (a)	552,530	$499,606
AUSTRIA—1.4%
Semperit AG Holding	47,800	2,566,897
BELGIUM—1.7%
Kinepolis Group	15,900	3,111,333
BRAZIL—2.0%
Equatorial Energia SA	420,637	3,813,631
CHINA—2.9%
China Hongxing Sports Limited* (a)	10,258,400	81,523
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	1,455,568	2,774,312
Xinhua Winshare Publishing and Media Co., Ltd.	4,474,500	2,555,456
		5,411,291
FINLAND—1.3%
PKC Group OYJ	79,000	2,462,921
FRANCE—2.6%
Bonduelle SCA	83,700	2,476,843
Ipsos SA	58,800	2,385,621
		4,862,464
GERMANY—5.4%
Freenet AG	127,700	4,465,878
QSC AG	579,039	2,887,720
Sixt SE	67,277	2,686,450
		10,040,048
HONG KONG—5.4%
Samson Holding Ltd.	18,884,800	2,507,667
Texwinca Holdings Limited	2,390,300	2,579,278
VST Holdings Ltd.	9,507,360	2,451,377
VTech Holdings Limited	196,100	2,521,800
		10,060,122
INDIA—3.3%
KRBL Ltd.	1,475,200	1,221,460
LIC Housing Finance Ltd.	435,600	1,714,027
NIIT Technologies Ltd.	99,975	677,716
South Indian Bank Ltd.	4,190,998	1,564,892
Usha Martin Group Ltd.	1,770,198	1,037,414
		6,215,509
IRELAND—8.8%
Glanbia plc	189,900	2,914,398
Greencore Group plc	1,437,044	6,605,926
IFG Group plc	1,062,985	2,533,448
UDG Healthcare plc	720,896	4,218,971
		16,272,743
ITALY—2.8%
De’Longhi SpA	118,910	2,678,397
Trevi Finanziaria SpA	233,100	2,612,393
		5,290,790
JAPAN—11.3%
Ain Pharmaciez, Inc.	55,800	2,586,970
BML, Inc.	105,400	3,965,484
Chugoku Marine Paints Ltd.	537,600	3,826,019
Daicel Corporation	414,700	3,406,342
DaiichiKosho Co., Ltd.	83,600	2,536,531
Higashi Nihon House Co., Ltd.	512,000	2,306,597
Unipres Corporation	129,800	2,337,774
		20,965,717
NORWAY—5.2%
ABG Sundal Collier Holding ASA	2,614,700	2,487,780
SpareBank 1 Nord-Norge	403,996	2,333,288
SpareBank 1 SMN	262,165	2,352,168
SpareBank 1 SR-Bank ASA	243,300	2,467,195
		9,640,431
PHILIPPINES—1.2%
Manila Water Company, Inc.	4,081,170	2,175,046
SINGAPORE—3.4%
BreadTalk Group Ltd.	2,815,100	2,762,863
M1 Ltd.	1,320,300	3,640,832
		6,403,695
SOUTH AFRICA—1.1%
Clicks Group Limited	343,830	2,140,417
SWEDEN—4.4%
Duni AB	177,700	2,332,471
Loomis AB	97,800	2,514,566
Nolato AB	129,700	3,264,657
		8,111,694
SWITZERLAND—1.9%
Vetropack Holding AG	1,886	3,487,655
TAIWAN—3.0%
Holtek Semiconductor, Inc.	1,508,600	3,086,307
WT Microelectronics Co., Ltd.	1,928,900	2,473,477
		5,559,784
THAILAND—4.3%
Hana Microelectronics PCL	2,782,680	2,616,268
Ratchaburi Electricity Generating Holding PCL	1,740,800	2,777,016
Thai Union Frozen Products PCL	1,189,174	2,520,213
		7,913,497
UNITED KINGDOM—13.7%
Alternative Networks plc	488,200	4,027,267
BBA Aviation plc	443,911	2,455,835
Character Group plc	496,900	1,512,024
Clarkson plc	64,500	2,632,679
Galliford Try plc	193,828	4,288,588
Halfords Group plc	320,431	2,467,262
Restaurant Group plc (The)	250,600	2,979,185
Vitec Group plc	221,059	2,252,041
Wetherspoon (J.D.) plc	196,400	2,804,760
		25,419,641
TOTAL COMMON STOCK (Cost $108,263,638)		162,424,932
Preferred Stock—1.8%
GERMANY—1.8%
Drädaegerwerk AG (Cost $2,218,869)	27,800	3,414,708
P-Notes—3.0%
India—3.0%
KRBL Limited	1,679,000	1,390,205
LIC Housing Finance	204,200	803,500
NIIT Technologies	276,900	1,877,064
South Indian Bank	2,535,250	946,647
Usha Martin Group	807,100	472,996
(Cost $2,692,091)		5,490,412

Short Term Investments—7.8%
	Par Value	Value
Money Market—7.8%
State Street Global Advisors FDS (Cost $14,514,506)	$14,514,506	$14,514,506
TOTAL INVESTMENTS—100.0% (Cost $127,689,104)		185,844,558
OTHER ASSETS & LIABILITIES (NET)—0.0%		(105,619)
NET ASSETS—100%		$185,738,939

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.04% of net assets as of March 31, 2014.
(a)	Non-income producing security
(b)	At March 31, 2014, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $127,814,809 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$61,628,784
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,599,035)
Net unrealized appreciation/(depreciation)	$ 58,029,749

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	21.3%
Industrials	14.5%
Consumer Staples	12.1%
Information Technology	10.2%
Financials	9.3%
Telecommunication Services	8.1%
Health Care	6.2%
Materials	5.8%
Utilities	4.7%
Cash and Other Assets (Net)	7.8%

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014
	Small Cap	Quality
Assets:
Investments at Value of Non-affiliated securities (Includes collateral from securities on loan of $6,571,585; $566,740; $7,428,337; $1,067,647; $0: $0, respectively* (Note 2)	$123,960,149	$124,870,295
Investments at Value of Affiliated Securities	—	—
Repurchase Agreements/Commercial Paper	696,991	394,596
Foreign Currency at Value (Cost $168,004 for Emerging Markets,$56,547 for Risk Parity, $851,551 for Foreign Value and $0 for Foreign Value Small Cap)	—	—
Cash	—	—
Dividends, Interest and Foreign Tax Reclaims Receivable	50,799	246,058
Receivable for Investments Sold	251,852	103,227
Receivable for Shares of Beneficial Interest Sold	82,373	—
Other Assets	13,863	7,527
Total Assets	$125,056,027	$125,621,703
Liabilities:
Payable for Investments Purchased	$1,140,917	$—
Payable for Shares of Beneficial Interest Repurchased	—	20,000
Payable for Compensation of Manager (Note 3)	99,896	71,867
Payable for Distribution Fees (Note 3)	22,994	24,279
Payable to Custodian	8,077	6,938
Payable to Transfer Agent (Note 3)	18,339	19,120
Payable for Collateral Received for Securities Loaned	6,571,585	566,740
Payable for Foreign Capital Gain Tax	—	—
Other Accrued Expenses	12,140	10,606
Total Liabilities	$7,873,948	$719,550
Net Assets	$117,182,079	$124,902,153

* Includes securities on loan to brokers with market value of , $6,409,708; $554,436; $7,169,759; $1,020,113; $0: $0, respectively.)

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$121,017,450	$34,674,519	$1,479,641,274	$185,844,558
32,910,247	—	—	—
2,090,917	67,449	—	—

169,778	57,332	849,403	—
—	—	96,476	—
248,942	48,338	7,398,615	531,202
—	—	—	—
61,072	—	8,361,519	537,711
178,952	—	22,387	—
$156,677,358	$34,847,638	$1,496,369,674	$186,913,471

$1,777,967	$15,951	$14,868,730	$854,469
18,386	—	801,252	39,669
93,980	16,181	1,228,417	142,548
26,950	125	188,544	27,566
29,365	19,089	67,644	14,445
21,372	4,904	223,736	25,700
7,428,337	1,067,647	—	—
—	—	—	65,070
3,787	206	91,688	5,065
$9,400,144	$1,124,103	$17,470,011	$1,174,532
$147,277,214	$33,723,535	$1,478,899,663	$185,738,939

	Small Cap	Quality
Net Assets Consist Of :
Shares of Beneficial Interest	$77,376,943	$99,292,558
Undistributed Net Investment Income	(408,943)	360,382
Accumulated Net Realized Gain/(Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency	6,839,264	3,539,229
Unrealized Appreciation/(Depreciation) of Investments and Foreign Denominated Assets, Liabilities and Currency	33,374,815	21,709,984
Net Assets	$117,182,079	$124,902,153
Investments at Cost—Non-affiliated securities	$91,282,325	$103,554,907
Investments at Cost—Affiliated securities	$—	$—
Net assets
Ordinary Shares	$107,369,837	$114,856,860
Institutional Shares	$9,812,242	$10,045,293
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized)
Ordinary Shares	3,887,420	6,344,932
Institutional Shares	312,825	530,141
Net Asset Value and Offering Price Per Share
Ordinary Shares	$27.62	$18.10
Institutional Shares	$31.37	$18.95

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$163,854,783	$32,949,691	$1,382,000,982	$129,445,683
2,022,217	(22,379)	10,971,136	1,060,469

(19,796,937)	(220,907)	(261,007,793)	(2,858,099)

1,197,151	1,017,130	346,935,338	58,090,886
$147,277,214	$33,723,535	$1,478,899,663	$185,738,939
$122,718,630	$33,725,726	$1,132,736,947	$127,689,104
$32,104,404	$—	$—	$—

$131,919,684	$652,358	$908,107,751	$138,321,067
$15,357,530	$33,071,177	$570,791,912	$47,417,872

5,954,674	63,309	46,863,090	10,502,559
683,694	3,195,350	29,443,710	3,594,841

$22.15	$10.30	$19.38	$13.17
$22.46	$10.35	$19.39	$13.19

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year/Period Ended March 31, 2014
	Small Cap	Quality
Investment Income:
Dividends*	$1,153,906	$2,764,914
Dividends from affiliated securities	—	—
Interest	74	28
Sec Lending Income	303,749	1,412
Total Investment Income	$1,457,729	$2,766,354
Expenses:
Compensation of Manager (Note 3)	1,188,645	1,137,329
Distribution Fees, Ordinary Shares (Note 3)	274,610	265,578
Administrative Fees (Note 3)	35,183	33,321
Custodian and Fund Accounting Fees	46,253	38,399
Regulatory and Compliance (Note 3)	14,339	13,568
Transfer Agent Fees (Note 3):
Ordinary Shares	179,671	173,983
Institutional Shares	14,784	12,811
Audit and Legal	2,093	19,562
Registration Fees	22,285	26,048
Insurance	—	—
Compensation of Trustees (Note 3)	9,710	9,184
Printing	10,542	10,748
Miscellaneous	—	3,271
Total Expenses Before Waivers/Reimbursements/Reductions	1,798,115	1,743,802
Waivers and/or Reimbursements of Expenses (Note 3)	—	(284,331)
Reimbursement of Class specific expenses- Class I	—	(1,834)
Expenses, Net	$1,798,115	$1,457,637
Net Investment Income/(Loss)	$(340,386)	$1,308,717
Realized and Unrealized Gain/(Loss) on Investments,
Foreign Currency, and Foreign Translation:
Net Realized Gain/(Loss) (Note 2) on:
Investments	$18,094,547	$8,532,860
Foreign Denominated Assets, Liabilities, and Currency	—	(331)
Change in Unrealized Appreciation/(Depreciation) of:
Investments	7,230,917	6,564,610
Foreign Denominated Assets, Liabilities, and Currency	—	—
Net Realized and Unrealized Gain/(Loss)	25,325,464	15,097,139
Net Increase/(Decrease) in Net Assets From Operations	$24,985,078	$16,405,856
* Dividends are net of foreign withholding taxes of $7,896: $48,442: $543,900: $46,595: $3,233,793, and $263,903 respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$4,280,733	$350,616	$29,953,114	$3,615,588
177,366	—	—	—
16	7	19,089	487
35,092	3,119	—	—
$4,493,207	$353,742	$29,972,203	$3,616,075

1,256,893	118,092	11,310,328	1,286,369
326,671	700	2,090,838	254,544
43,366	5,432	323,092	36,941
214,000	105,000	428,000	85,700
17,908	1,910	130,034	15,032

213,038	657	1,368,792	166,436
23,414	31,472	479,195	44,013
84,311	56,559	164,326	18,973
31,994	11,866	71,789	31,806
—	599	15,637	3,307
12,146	1,274	87,817	10,169
51,119	846	72,203	7,604
11,632	2,980	89,327	10,201

2,286,492	337,387	16,631,378	1,971,095
—	—	—	—
—	—	—	—
$2,286,492	$337,387	$16,631,378	$1,971,095
$2,206,715	$16,355	$13,340,825	$1,644,980

$11,078,333	$(50,135)	$(17,723,267)	$(1,599,655)
(131,690)	(26,708)	(269,671)	(45,735)
(20,590,812)	1,016,242	243,232,921	32,502,095
9,641	888	97,226	(63,291)
(9,634,528)	940,287	225,337,209	30,793,414
$(7,427,813)	$956,642	$238,678,034	$32,438,394

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS
	Small Cap
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(340,386)	$(141,047)
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	18,094,547	10,316,847
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	7,230,917	180,132
Net increase/(decrease) from operations	$24,985,078	$10,355,932
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$—
Institutional shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$—

Fund share transactions (Note 8)	(17,078,515)	(3,191,522)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$7,906,563	$7,164,410
Net assets beginning of period	109,275,516	102,111,106
Net assets end of period*	$117,182,079	$109,275,516
* Includes undistributed net investment income/(loss) of:	$(408,943)	$(333,012)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Quality
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,308,717	$1,066,015
Net realized gain/(loss) on investments	8,532,529	4,533,151
Foreign denominated assets, liabilities, and currency
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	6,564,610	4,956,354
Net increase/(decrease) from operations	$16,405,856	$10,555,520
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,155,444)	$(1,005,173)
Institutional shares	(114,089)	(35,923)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(1,269,533)	$(1,041,096)

Fund share transactions (Note 8)	8,156,939	(3,020,891)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$23,293,262	$6,493,533
Net assets beginning of period	101,608,891	95,115,358
Net assets end of period*	$124,902,153	$101,608,891
* Includes undistributed net investment income/(loss) of:	$360,382	$321,529

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Emerging Markets
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,206,715	$2,580,085
Net realized gain/(loss) on investments	10,946,643	(4,307,016)
Foreign denominated assets, liabilities, and currency
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(20,581,171)	9,498,471
Net increase/(decrease) from operations	$(7,427,813)	$7,771,540
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,723,075)	$(1,974,284)
Institutional shares	(218,189)	(244,086)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(1,941,264)	$(2,218,370)

Fund share transactions (Note 8)	1,214,076	(10,891,444)
Contributions to capital from investment manager/brokers	140	272

Increase/(decrease) in net assets	$(8,154,861)	$(5,338,002)
Net assets beginning of period	155,432,075	160,770,077
Net assets end of period*	$147,277,214	$155,432,075
* Includes undistributed net investment income/(loss) of:	$2,022,217	$1,821,344

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Risk Party
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$16,355	$—
Net realized gain/(loss) on investments	(76,843)	—
Foreign denominated assets, liabilities, and currency
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	1,017,130	—
Net increase/(decrease) from operations	$956,642	$—
Distributions to shareholders from:
Net investment income
Ordinary shares	$(244)	$—
Institutional shares	(11,782)	—
Net realized gains
Ordinary shares	(4,284)	—
Institutional shares	(166,488)	—
Total distributions	$(182,798)	$—

Fund share transactions (Note 8)	32,948,441	—
Contributions to capital from investment manager/brokers	1,250	—

Increase/(decrease) in net assets	$33,723,535	$—
Net assets beginning of period	—	—
Net assets end of period*	$33,723,535	$—
* Includes undistributed net investment income/(loss) of:	$(22,379)	$—

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Foreign Value
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$13,340,825	$6,538,258
Net realized gain/(loss) on investments	(17,992,938)	19,539,318
Foreign denominated assets, liabilities, and currency
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	243,330,147	83,694,217
Net increase/(decrease) from operations	$238,678,034	$109,771,793
Distributions to shareholders from:
Net investment income
Ordinary shares	$(6,913,696)	$(2,944,067)
Institutional shares	(1,994,868)	(1,288,826)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(8,908,564)	$(4,232,893)

Fund share transactions (Note 8)	363,655,310	295,815,079
Contributions to capital from investment manager/brokers	283	1,021

Increase/(decrease) in net assets	$593,425,063	$401,355,000
Net assets beginning of period	885,474,600	484,119,600
Net assets end of period*	$1,478,899,663	$885,474,600
* Includes undistributed net investment income/(loss) of:	$10,971,136	$6,113,730

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Foreign Value Small Cap
	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,644,980	$1,557,296
Net realized gain/(loss) on investments	(1,645,390)	1,232,152
Foreign denominated assets, liabilities, and currency
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	32,438,804	14,366,873
Net increase/(decrease) from operations	$32,438,394	$17,156,321
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,131,114)	$(1,309,405)
Institutional shares	(360,329)	(367,559)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(1,491,443)	$(1,676,964)

Fund share transactions (Note 8)	39,526,627	6,481,643
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$70,473,578	$21,961,000
Net assets beginning of period	115,265,361	93,304,361
Net assets end of period*	$185,738,939	$115,265,361
* Includes undistributed net investment income/(loss) of:	$1,060,469	$1,194,780

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.50	$20.36	$19.92	$16.45	$10.22
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.08)	(0.03)	(0.08)	0.04	0.11
Net realized and unrealized gain/(loss) on securities	5.20	2.17	0.57	3.52	6.15
Total from Investment Operations	5.12	2.14	0.49	3.56	6.26
Less Distributions:
Dividends from net investment income	—	—	(0.05)	(0.09)	(0.03)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	—	—	(0.05)	(0.09)	(0.03)
Net Asset Value, End of Period	$27.62	$22.50	$20.36	$19.92	$16.45
Total Return	22.76%	10.51%	2.48%	21.69%	61.27%
Net Assets, End of Period (000’s)	$107,370	$101,275	$95,870	$113,675	$99,444
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.53%	1.63%	1.67%	1.64%	1.65%
Net	1.53%	1.63%	1.67%	1.64%	1.65%
Ratio of net investment income (loss) to average net assets (b)	(0.30)%	(0.16)%	(0.44)%	0.23%	0.81%
Portfolio Turnover	67%	54%	53%	71%	50%

	Institutional Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.48	$23.00	$22.50	$18.56	$11.51
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.02)	0.02	(0.04)	0.09	0.20
Net realized and unrealized gain/(loss) on securities	5.91	2.46	0.63	3.98	6.91
Total from Investment Operations	5.89	2.48	0.59	4.07	7.11
Less Distributions:
Dividends from net investment income	—	—	(0.09)	(0.13)	(0.06)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	—	—	(0.09)	(0.13)	(0.06)
Net Asset Value, End of Period	$31.37	$25.48	$23.00	$22.50	$18.56
Total Return	23.12%	10.78%	2.69%	21.98%	61.83%
Net Assets, End of Period (000’s)	$9,812	$8,000	$6,242	$7,806	$7,146
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.28%	1.38%	1.42%	1.39%	1.41%
Net	1.28%	1.38%	1.42%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets (b)	(0.08)%	0.07%	(0.19)%	0.48%	1.35%
Portfolio Turnover	67%	54%	53%	71%	50%
(a) Per share numbers have been calculated using the average shares method.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.85	$14.33	$12.36	$11.37	$8.24
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.19(b)	0.16(b)	0.17(b)	0.09(b)	0.05
Net realized and unrealized gain/(loss) on securities	2.24	1.52	1.92	1.01	3.10
Total from Investment Operations	2.43	1.68	2.09	1.10	3.15
Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.12)	(0.11)	(0.02)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.18)	(0.16)	(0.12)	(0.11)	(0.02)
Net Asset Value, End of Period	$18.10	$15.85	$14.33	$12.36	$11.37
Total Return	15.40%	11.85%	16.99%	9.78%(d)	38.30%(d)
Net Assets, End of Period (000’s)	$114,857	$98,033	$92,557	$62,920	$54,213
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.55%	1.62%	1.66%	1.93%	2.10%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	1.89%	2.10%
Net excluding dividend and interest expense for securities sold short	1.30%	1.46%	1.51%	1.85%	1.92%
Ratio of net investment income (loss) to average net assets (c)	1.13%	1.11%	1.28%	0.84%	0.50%
Portfolio Turnover Excluding Short Positions	35%	40%	68%	283%(f)	191%(f)

	Institutional Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.58	$14.95	$12.85	$11.80	$8.54
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.25(b)	0.24(b)	0.25(b)	0.12(b)	0.08
Net realized and unrealized gain/(loss) on securities	2.35	1.59	1.99	1.06	3.22
Total from Investment Operations	2.60	1.83	2.24	1.18	3.30
Less Distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.14)	(0.13)	(0.04)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.23)	(0.20)	(0.14)	(0.13)	(0.04)
Net Asset Value, End of Period	$18.95	$16.58	$14.95	$12.85	$11.80
Total Return	15.74%	12.37%	17.57%	10.07%(d)	38.71%(d)
Net Assets, End of Period (000’s)	$10,045	$3,576	$2,558	$809	$591
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.31%	1.35%	1.41%	1.71%	1.81%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	1.67%	1.81%
Net excluding dividend and interest expense for securities sold short	1.03%	1.01%	1.00%	1.63%	1.63%
Ratio of net investment income (loss) to average net assets (c)	1.38%	1.58%	1.85%	1.08%	0.75%
Portfolio Turnover Excluding Short Positions	35%	40%	68%	283%(f)	191%(f)
Note: This Fund changed its investment strategy on January 27, 2011.

(a) Per share numbers have been calculated using the average shares method.

(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f) Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.56	$22.67	$25.18	$21.23	$12.06
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.33	0.37	0.41	0.24	0.18
Net realized and unrealized gain/(loss) on securities	(1.45)	0.85	(2.44)	3.96	9.05
Total from Investment Operations	(1.12)	1.22	(2.03)	4.20	9.23
Less Distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.48)	(0.25)	(0.06)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.29)	(0.33)	(0.48)	(0.25)	(0.06)
Net Asset Value, End of Period	$22.15	$23.56	$22.67	$25.18	$21.23
Total Return	(4.77)%	5.41%	(7.80)%	19.86%	76.56%
Net Assets, End of Period (000’s)	$131,920	$140,267	$145,201	$176,386	$205,727
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.60%	1.76%	1.76%	1.77%	1.74%
Net	1.60%	1.76%	1.76%	1.77%	1.74%
Ratio of net investment income (loss) to average net assets (b)	1.50%	1.66%	1.80%	1.05%	0.99%
Portfolio Turnover	61%	25%	56%	68%	120%

	Institutional Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.88	$22.97	$25.53	$21.48	$12.19
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.39	0.43	0.41	0.42	0.27
Net realized and unrealized gain/(loss) on securities	(1.46)	0.87	(2.42)	3.89	9.11
Total from Investment Operations	(1.07)	1.30	(2.01)	4.31	9.38
Less Distributions:
Dividends from net investment income	(0.35)	(0.39)	(0.55)	(0.26)	(0.09)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.35)	(0.39)	(0.55)	(0.26)	(0.09)
Net Asset Value, End of Period	$22.46	$23.88	$22.97	$25.53	$21.48
Total Return	(4.52)%	5.69%	(7.56)%	20.14%	77.02%
Net Assets, End of Period (000’s)	$15,358	$15,165	$15,569	$11,267	$26,247
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.35%	1.49%	1.52%	1.51%	1.50%
Net	1.35%	1.49%	1.52%	1.51%	1.50%
Ratio of net investment income (loss) to average net assets (b)	1.74%	1.92%	1.81%	1.94%	1.48%
Portfolio Turnover	61%	25%	56%	68%	120%
(a) Per share numbers have been calculated using the average shares method.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
Ordinary Shares
June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.03)
Net realized and unrealized gain/(loss) on securities	0.40
Total from Investment Operations	0.37
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$10.30
Total Return	3.68%***
Net Assets, End of Period (000’s)	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	2.10%**
Net	2.10%**
Ratio of net investment income (loss) to average net assets (b)	(0.43)%**
Portfolio Turnover	42%***

Institutional Shares
June 27, 2013* through March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.01
Net realized and unrealized gain/(loss) on securities	0.41
Total from Investment Operations	0.42
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$10.35
Total Return	4.19%***
Net Assets, End of Period (000’s)	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.69%**
Net	1.69%**
Ratio of net investment income (loss) to average net assets (b)	0.09%**
Portfolio Turnover	42%***
* Fund commenced operations June 27, 2013.

** Annualized.

*** Not Annualized.

(a) Per share numbers have been calculated using the average shares method.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.83	$13.64	$14.68	$12.45	$6.97
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.19	0.15	0.12	0.07	0.13
Net realized and unrealized gain/(loss) on securities	3.49	2.12	(1.09)	2.31	5.71
Total from Investment Operations	3.68	2.27	(0.97)	2.38	5.84
Less Distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.07)	(0.15)	(0.36)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.13)	(0.08)	(0.07)	(0.15)	(0.36)
Net Asset Value, End of Period	$19.38	$15.83	$13.64	$14.68	$12.45
Total Return	23.28%	16.73%	(6.55)%	19.17%(c)	84.05%(c)
Net Assets, End of Period (000’s)	$908,108	$705,210	$386,011	$369,550	$369,626
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.54%	1.59%	1.64%	1.62%	1.62%
Net	1.54%	1.59%	1.64%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.11%	1.04%	0.93%	0.56%	1.17%
Portfolio Turnover	3%	10%	18%	9%	24%

	Institutional Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.83	$13.63	$14.68	$12.45	$6.98
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.24	0.17	0.14	0.10	0.14
Net realized and unrealized gain/(loss) on securities	3.48	2.15	(1.09)	2.31	5.71
Total from Investment Operations	3.72	2.32	(0.95)	2.41	5.85
Less Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.10)	(0.18)	(0.38)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.16)	(0.12)	(0.10)	(0.18)	(0.38)
Net Asset Value, End of Period	$19.39	$15.83	$13.63	$14.68	$12.45
Total Return	23.58%	17.07%	(6.34)%	19.48%(c)	84.12%(c)
Net Assets, End of Period (000’s)	$570,792	$180,265	$98,109	$78,790	$68,067
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.28%	1.33%	1.39%	1.37%	1.37%
Net	1.28%	1.33%	1.39%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets (b)	1.37%	1.22%	1.07%	0.79%	1.29%
Portfolio Turnover	3%	10%	18%	9%	24%
(a) Per share numbers have been calculated using the average shares method.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Period Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.50	$9.02	$11.19	$10.28	$4.82
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.14	0.14	0.21	0.09	0.07
Net realized and unrealized gain/(loss) on securities	2.66	1.50	(1.29)	1.25	5.42
Total from Investment Operations	2.80	1.64	(1.08)	1.34	5.49
Less Distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.10)	(0.08)	(0.03)
Distributions from realized capital gains	—	—	(0.99)	(0.35)	—
Total Distributions	(0.13)	(0.16)	(1.09)	(0.43)	(0.03)
Net Asset Value, End of Period	$13.17	$10.50	$9.02	$11.19	$10.28
Total Return	26.80%	18.34%	(8.20)%	13.12%(c)	114.00%(c)
Net Assets, End of Period (000’s)	$138,321	$92,806	$72,737	$78,307	$124,971
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.58%	1.66%	1.70%	1.69%	1.64%
Net	1.58%	1.66%	1.70%	1.69%	1.64%
Ratio of net investment income (loss) to average net assets (b)	1.23%	1.55%	2.14%	0.82%	0.82%
Portfolio Turnover	4%	9%	22%	54%	14%

	Institutional Shares
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.51	$9.03	$11.21	$10.30	$4.82
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.16	0.17	0.24	0.09	0.11
Net realized and unrealized gain/(loss) on securities	2.67	1.49	(1.30)	1.28	5.41
Total from Investment Operations	2.83	1.66	(1.06)	1.37	5.52
Less Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.13)	(0.11)	(0.04)
Distributions from realized capital gains	—	—	(0.99)	(0.35)	—
Total Distributions	(0.15)	(0.18)	(1.12)	(0.46)	(0.04)
Net Asset Value, End of Period	$13.19	$10.51	$9.03	$11.21	$10.30
Total Return	27.16%	18.59%	(7.99)%	13.40%(c)	114.55%(c)
Net Assets, End of Period (000’s)	$47,418	$22,459	$20,567	$23,973	$8,103
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.33%	1.41%	1.43%	1.44%	1.43%
Net	1.33%	1.41%	1.43%	1.44%	1.43%
Ratio of net investment income (loss) to average net assets (b)	1.47%	1.88%	2.45%	0.92%	1.27%
Portfolio Turnover	4%	9%	22%	54%	14%
(a) Per share numbers have been calculated using the average shares method.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c) The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d) Ratios of expenses to average net assets:

 — Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

 — Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Pear Tree Columbia Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•   Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•   Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•   Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2014
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$105,965,259	$—	$—	$105,965,259
Depository Receipts	1,710,924	—	—	1,710,924
Real Estate Inv. Trusts	9,712,381	—	—	9,712,381
Short Term Investments	6,571,585	696,991	—	7,268,576
Total	$123,960,149	$696,991	$—	$124,657,140
Quality
Common Stock*	$117,188,166	$—	$—	$117,188,166
Depository Receipts	7,115,389	—	—	7,115,389
Short Term Investments	566,740	394,596	—	961,336
Total	$124,870,295	$394,596	$—	$125,264,891
Emerging Markets
Common Stock*	$88,612,217	$3,732,694	$—	$92,344,911
Common Stock Units	784,871	—	—	784,871
Depository Receipts	12,130,720	—	—	12,130,720
Mutual Funds	37,488,707	—	—	37,488,707
Preferred Stock	3,390,240	—	—	3,390,240
Real Estate Inv. Trusts	359,911	—	—	359,911
Short Term Investments	7,428,337	2,090,917	—	9,519,254
Total	$150,195,003	$5,823,611	$—	$156,018,614
Risk Parity
Common Stock*	$22,572,906	$3,911,327	$70,005	$26,554,238
Common Stock Units	91,833	—	—	91,833
Depository Receipts	3,360,801	—	—	3,360,801
Mutual Funds	2,490,760	—	—	2,490,760
Preferred Stock	917,995	—	—	917,995
Real Estate Inv. Trusts	190,924	—	—	190,924
Rights	—	322	—	322
Short Term Investments	1,067,647	67,449	—	1,135,096
Total	$30,692,866	$3,979,098	$70,005	$34,741,969
Foreign Value
Common Stock*	$1,253,625,984	$30,259,667	$—	$1,283,885,651
Depository Receipts	96,326,152	—	—	96,326,152
Short Term Investments	99,429,471	—	—	99,429,471
Total	$1,449,381,607	$30,259,667	$—	$1,479,641,274
Foreign Value Small Cap
Common Stock*	$155,260,719	$7,082,690	$81,523	$162,424,932
Preferred Stock	3,414,708	—	—	3,414,708
Short Term Investments	14,514,506	—	—	14,514,506
P-Notes*	—	5,490,412	—	5,490,412
Total	$173,189,933	$12,573,102	$81,523	$185,844,558

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Foreign Value	Foreign Value Small Cap Common Stock	Emerging Markets Common Stock	Risk Party Common Stock
Balances as of 3/31/2013	$—	$82,689	$839,179	$—
Realized gain (loss)	$(5,123,157)	$—	$—	$—
Changed in unrealized appreciation (depreciation)	$5,123,157	$(1,166)	$(223,438)	$(6,894)
Purchases	$—	$—	$—	$76,899
Sales	$—	$—	$(615,741)	$—
Transfer into Level 3	$—	$—	$—	$—
Balances as of 3/31/2014	$—	$81,523	$—	$70,005

* Refer to Schedule of Investments for breakout by industry or country.

* Transfers between Levels are recognized at the end of the reporting period.

* Emerging Markets fund transferred $412,931 out of Level 1 into Level 2 and $2,494,637 out of Level 2 into Level 1. Foreign Value Fund transferred $29,635,728 out of Level 2 into Level 1. Foreign Value Small Cap Fund transferred $11,815,478 out of Level 2 into Level 1. Small Cap, Quality and Risk Parity Funds didn’t have transfers at period end. The reason for transfers between levels was due to the market closed in certain countries.

* Common stock and P-Notes labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Foreign Value	Foreign Value Small Cap	Emerging Markets	Risk Parity
Automobiles	$—	$—	$—	$62,973
Banks	—	946,647	1,067,479	227,656
Chemicals	—	—	809,360	124,276
Construction & Engineering	—	—	101,385	—
Construction Materials	—	—	—	243,654
Diversified Financials	—	1,877,064	556,682	27,060
Diversified Telecommunications	—	—	550,492	78,295
Electric Utilities	—	1,946,209	212,730	182,737
Electronic Equipment & Instruments	—	2,616,268	190,058	—
Food and Drug Retailing	—	—	—	91,578
Food Products	—	3,910,418	244,508	220,068
Gas Utilities	—	—	—	158,487
Health Care Providers & Services	—	—	—	198,024
Hotels, Restaurants & Leisure	—	—	—	77,137
Household Products	—	—	—	70,808
Industrial Conglomerates	—	—	—	—
Machinery	—	—	—	113,248
Media	—	—	—	250,121
Metals & Mining	—	803,500	—	—
Mining & Energy	—	—	—	82,524
Multiline Retail	—	—	—	164,600
Oil & Gas	$30,259,667	$—	$—	$453,167
Pharmaceuticals & Biotechnology	—	—	—	151,531
Real Estate	—	—	—	151,455
Software & Services	—	472,996	—	—
Specialty Retail	—	—	—	65,290
Tabacco	—	—	—	65,229
Transportation Infrastructure	—	—	—	327,269
Wireless Telecommunication Services	—	—	—	324,140
	$30,259,667	$12,573,102	$3,732,694	$3,911,327

* Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Foreign Value Small Cap	Risk Parity
Leisure Equipment & Products	$81,523	$—
Telecommunication Services	—	70,005
	$81,523	$70,005

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2014;

Common Stock	Fair Value March 31, 2014	Valuation Methodologies	Unobservable Input (1)	Input Value	Impact to Valuation from a Decrease in Input (2)
Foreign Value Small Cap	$81,523	Market Comparable	Comparability Adjustment	$0.01	Decrease
Risk Parity	$70,005	Benchmark Prices	Benchmark Return Volatility	102%	Decrease

1. In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2. This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the period ended March 31, 2014, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
				Gross Amounts not offset in the statement of Financial Position
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$696,991	$—	$696,991	$696,991	$—	$—
Quality	394,596	—	394,596	394,596	—	—
Emerging Markets	2,090,917	—	2,090,917	2,090,917	—	—
Risk Parity	67,449	—	67,449	67,449	—	—

				Gross Amounts not offset in the statement of Financial Position
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$6,571,585	$—	$6,571,585	$6,571,585(a)	$—	$—
Quality	566,740	—	566,740	566,740(a)	—	—
Emerging Markets	7,428,337	—	7,428,337	7,428,337(a)	—	—
Risk Parity	1,067,647	—	1,067,647	1,067,647(a)	—	—

(a) Collateral for securities on loan is included in the Schedule of Investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at March 31, 2014.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity use Securities Finance Trust Company (“eSecLending”) as lending agent. Small Cap , Quality , Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of their clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for Emerging Markets and Risk Parity, and 102 percent of the borrowings for the Small Cap and Quality. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At March 31, 2014, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$6,571,585	$6,409,708
Quality	566,740	554,436
Emerging Markets	7,428,337	7,169,759
Risk Parity	1,067,647	1,020,113

Credit Facility

State Street has made available to the Trust an uncommitted unsecured demand line of credit in the amount of $15 million. State Street may look solely to the assets of the Fund for the enforcement of any claim against that Fund. For the year ended March 31, 2014, the average interest rate on the outstanding principal amount was 1.39%. During year ended March 31, 2014 Small Cap and Emerging Markets had an outstanding average daily loan balance of $2,361 and $82,386 respectively. The maximum amount outstanding for the current lending agreement during the period was $430,807 for Small Cap and $4,844,162 for Emerging Markets. Interest expense amounted to $33 and $1,155 respectively. As of September 4, 2013, the Trust did not renew this credit facility. Thus, at March 31, 2014 there were no loan payable balances for any of the Funds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Risk Parity an annual rate 0.60 percent of the average daily total net assets.

From January 27, 2011 to November 30, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets equal to or greater than $100 million. From April 1, 2011 to July 31, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.

Beginning December 1, 2013, the Manager has agreed until July 31, 2014 to waive a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.25 percent of Quality Fund’s average daily net assets if and when the Quality Fund’s average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality Fund’s average daily net assets if and when Quality Fund’s average daily net assets in excess of $125 million. The Board has the right to terminate this arrangement in its discretion.

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2014, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $16,297,656.

The Manager has entered into sub-advisory contracts with the following sub advisors (collectively the “Sub-Advisors”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap and Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisors of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Sub-Advisors of the Funds are as follows:

Small Cap	0.47% of average daily total net assets
Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets
Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets
Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2014 the aggregate distribution fees of the Funds were $3,212,941.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2014, the aggregate fees of the Funds were $2,708,266.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2014, fees paid pursuant to this agreement were $477,335.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2014, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the amount of $192,791.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the year ended March 31, 2014, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $28,000, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

As of March 31, 2014, the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $32,910,247, representing 22.4% of net assets.

Affiliate	Share Balance 3/31/13	Purchases	Sales	Share Balance 3/31/14	Realized Gain (Loss)	Dividend Income	Value at 3/31/14	Acquisition Cost
Risk Parity	—	3,179,734	—	3,179,734	—	$177,366	$32,910,247	$32,104,404

4. Purchases and Sales

During the twelve months ended March 31, 2014, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $77,898,275, $47,930,013, $90,005,412, $44,771,621, $429,896,406, and $43,448,443 respectively. Sales of such securities for the Funds were $93,195,970, $39,814,721, $88,260,487, $12,132,541, $27,395,803, and $4,944,210 respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2014. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

	March 31, 2014
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$—	$—	$—
Quality	—	—	—	—	—	—
Emerging Markets	—	18,933,192	—	—	—	18,933,192
Risk Parity	—	—	—	—	—	—
Foreign Value	73,956,484	131,156,114	10,547,106	—	39,035,597	254,695,301
Foreign Value Small Cap	—	—	—	452,699	2,279,694	2,732,393

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2013 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

	March 31, 2014
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Loss Deferrals	Net Tax Appreciation/ (Depreciation)	Total
Small Cap Fund	$—	$7,298,318	$—	$(408,943)	$32,915,761	$39,805,136
Quality Fund	360,382	3,892,858	—	—	21,356,355	25,609,595
Emerging Markets Fund	2,048,059	—	(18,933,192)	(329,457)	637,021	(16,577,569)
Risk Parity	33,618	—	—	(99,909)	840,135	773,844
Foreign Value Fund	18,934,253	—	(254,695,301)	—	332,659,729	96,898,681
Foreign Value Small Cap Fund	1,060,468	—	(2,732,393)	—	57,965,181	56,293,256

* Ordinary Loss Deferrals for Small Cap $(408,943), Emerging Markets $(329,457), and Risk Parity $(50,057).

At March 31, 2014, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$—	$—
Quality Fund	1,269,533	—	—
Emerging Markets Fund	1,941,264	—	—
Risk Parity	182,798	—	—
Foreign Value Fund	8,908,564	—	—
Foreign Value Small Cap Fund	1,491,443	—	—

At March 31, 2013, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$—	$—
Quality Fund	1,041,096	—	—
Emerging Markets Fund	2,218,370	—	—
Foreign Value Fund	4,232,893	—	—
Foreign Value Small Cap Fund	1,676,964	—	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2014, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.
	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ Accumulated Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$(321,690)	$264,455	$57,235
Quality Fund	—	(331)	331
Emerging Markets Fund	(73,880)	(64,578)	138,458
Risk Parity	—	(26,708)	26,708
Foreign Value Fund	—	425,145	(425,145)
Foreign Value Small Cap Fund	—	(287,848)	287,848

The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	207,644	$5,277,165	397,277	$8,042,906
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(822,157)	(22,348,313)	(604,482)	(12,206,925)
Net Change	(614,513)	(17,071,148)	(207,205)	(4,164,019)
Institutional Shares
Shares sold	12,410	$378,835	110,070	$2,615,413
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(13,518)	(386,202)	(67,472)	(1,642,916)
Net Change	(1,108)	(7,367)	42,598	972,497
Total Net Change For Fund		$(17,078,515)		$(3,191,522)
Quality
Ordinary Shares
Shares sold	537,932	$9,087,468	1,087,154	$15,630,714
Shares issued in reinvestment of distributions	63,544	1,110,117	66,925	969,079
Shares redeemed	(440,986)	(7,508,887)	(1,428,820)	(20,306,550)
Net Change	160,490	2,688,698	(274,741)	(3,706,757)
Institutional Shares
Shares sold	408,428	$7,172,744	94,140	$1,452,652
Shares issued in reinvestment of distributions	6,245	114,089	2,284	34,560
Shares redeemed	(100,210)	(1,818,592)	(51,833)	(801,346)
Net Change	314,463	5,468,241	44,591	685,866
Total Net Change For Fund		$8,156,939		$(3,020,891)
Emerging Markets
Ordinary Shares
Shares sold	1,175,343	$25,995,414	1,084,432	$24,063,148
Shares issued in reinvestment of distributions	70,627	1,594,063	79,817	1,831,797
Shares redeemed	(1,245,560)	(27,432,553)	(1,616,028)	(35,835,496)
Net Change	410	156,924	(451,779)	(9,940,551)
Institutional Shares
Shares sold	154,168	$3,421,496	171,805	$3,943,602
Shares issued in reinvestment of distributions	9,313	212,884	10,116	235,107
Shares redeemed	(114,842)	(2,577,228)	(224,737)	(5,129,602)
Net Change	48,639	1,057,152	(42,816)	(950,893)
Total Net Change For Fund		$1,214,076		$(10,891,444)
Risk Parity
Ordinary Shares
Shares sold	70,156	$753,840
Shares issued in reinvestment of distributions	438	4,528
Shares redeemed	(7,285)	(74,439)
Net Change	63,309	683,929
Institutional Shares
Shares sold	3,181,726	$32,122,316
Shares issued in reinvestment of distributions	17,174	178,270
Shares redeemed	(3,550)	(36,074)
Net Change	3,195,350	32,264,512
Total Net Change For Fund		$32,948,441
Foreign Value
Ordinary Shares
Shares sold	21,931,311	$386,244,629	20,220,091	$294,062,327
Shares issued in reinvestment of distributions	374,600	6,813,973	198,468	2,881,757
Shares redeemed	(19,985,661)	(354,918,248)	(4,177,814)	(58,836,804)
Net Change	2,320,250	38,140,354	16,240,745	238,107,280
Institutional Shares
Shares sold	19,059,639	$343,017,621	5,147,715	$71,138,617
Shares issued in reinvestment of distributions	99,730	1,813,084	79,411	1,152,265
Shares redeemed	(1,105,857)	(19,315,749)	(1,034,703)	(14,583,083)
Net Change	18,053,512	325,514,956	4,192,423	57,707,799
Total Net Change For Fund		$363,655,310		$295,815,079
Foreign Value Small Cap
Ordinary Shares
Shares sold	2,664,639	$32,447,208	1,422,737	$13,550,210
Shares issued in reinvestment of distributions	94,569	1,108,351	135,381	1,288,830
Shares redeemed	(1,096,688)	(12,449,928)	(784,949)	(7,360,895)
Net Change	1,662,520	21,105,631	773,169	7,478,145
Institutional Shares
Shares sold	1,783,652	$22,200,645	748,064	$7,209,029
Shares issued in reinvestment of distributions	30,571	358,593	21,654	206,143
Shares redeemed	(355,757)	(4,138,242)	(911,896)	(8,411,674)
Net Change	1,458,466	18,420,996	(142,178)	(996,502)
Total Net Change for Fund		$39,526,627		$6,481,643

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2014
Qualified Dividend Income Percentage
Quality Fund	100%
Emerging Markets Fund	100%
Risk Parity Fund	90%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

The Funds may elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2014. The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	508,120	4,824,750
Risk Parity Fund	45,033	375,533
Foreign Value Fund	3,233,793	33,186,923
Foreign Value Small Cap	506,016	3,775,356

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

We have audited the accompanying statements of assets and liabilities of the Pear Tree Columbia Small Cap Fund, Pear Tree Quality Fund, Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree PanAgora Risk Parity Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds (“the Funds”), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree PanAgora Risk Parity Emerging Markets Fund in which the statement of operations, the statement of changes in net assets, and the financial highlights were for the period June 27, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2014

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS (unaudited)

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2013 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL (unaudited)

The Trustees, including the Independent Trustees voting separately, considered and approved the new Sub-Advisory agreement between the Manager and PanAgora relating to Emerging Markets Fund and Risk Parity Fund (the “New Agreement”) at a meeting of Trustees held on November 7, 2013. A change of control had occurred in the ownership of PanAgora causing the previous Sub-Advisory Agreements between the Manager and PanAgora relating to the Funds (the “Prior Agreements”) to terminate.

In connection with the meeting, the Trustees reviewed information and written materials from the Manager and PanAgora, including information from the Manager and PanAgora presented to the Trustees in connection with their May 16, 2013 meeting at which they considered and approved the Prior Agreements. That information and written materials presented to the Trustees in connection with the May 16, 2013 and November 7, 2013 meetings collectively included information regarding (a) the nature and quality of the services provided by PanAgora under the Prior Agreements and to be provided under the New Agreements, including the experience and qualifications of the personnel providing such services; (b) PanAgora’s financial condition, history of operations and ownership structures; (c) PanAgora’s brokerage and soft dollar practices; (d) PanAgora’s investment strategies and styles of investing for the Funds; (e) a summary of PanAgora’s risk management and compliance policies and procedures, including its code of ethics, and the evaluation by Pear Tree Funds’ Chief Compliance Officer of PanAgora’s policies and procedures; (f) PanAgora’s conflicts of interest, if any, in managing the Funds; and (g) the terms of the Prior Agreements and the New Agreements. The Trustees also considered certain representations made by PanAgora to the Manager with respect to PanAgora’s ability to continue to provide advisory and management services under the New Agreements with no material changes in operating conditions.

In evaluating the New Agreements, the Trustees gave weight to various factors, including the Manager’s evaluation of PanAgora and its recommendation, but they did not identify any single factor as controlling their decision.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by the Manager with respect to PanAgora’s operations, qualifications and experience in managing the types of strategies for which PanAgora had been engaged under the Prior Agreements. The Trustees also reviewed the evaluation by the Pear Tree Funds’ Chief Compliance Officer of PanAgora’s compliance program, noting that the Chief Compliance Officer believed that program to be satisfactory. The Trustees also noted that the terms of the New Agreements are substantially similar to the terms of the Prior Agreements, and that the services that PanAgora would be expected to provide under the New Agreements would not be different from the services that it had provided under the Prior Agreements. The Trustees concluded that PanAgora would be able to provide quality investment advisory services to each Fund under the New Agreements.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that under the New Agreements, PanAgora would continue to be paid by the Manager out of the Manager’s management fees and not by the Funds. The Trustees also considered that the sub-advisory fees payable to PanAgora under the New Agreements would be calculated using the same rates as under the Prior Agreements. Based in part on certain representations by the Manager to the Trustees, the Trustees concluded that the fee rates under the Prior Agreements had been negotiated at arm’s length. The Trustees also considered the Manager’s determination that the fees to be paid to PanAgora under the New Agreements were reasonable in light of the anticipated quality of services to be provided by PanAgora under the New Agreements.

The Trustees did not consider the projected profitability for PanAgora under the New Agreements as they did not consider it to be particularly relevant because the Manager would be paying PanAgora out of its investment management fees. The Trustees therefore concluded that the Manager had an incentive to negotiate the lowest possible sub-advisory fees with PanAgora.

The Trustees considered and evaluated the past performance information presented with respect to the Funds and the Manager’s evaluation of that performance. This information was compared to performance information with respect to Funds’ applicable benchmarks. The Trustees concluded based upon the information provided, that overall PanAgora had satisfactory prior performance records with respect to the Funds.

Economies of Scale

The Trustees reviewed information prepared by the Manager that showed that the levels of aggregate sub-advisory fee rates increased as the Funds’ assets increased. The Trustees noted the Manager’s explanation that these fee rate structures had the same effect as if PanAgora had determined to waive its fees. Moreover, the Trustees noted that in the case of Risk Parity Fund, the rates used in calculating the management fee payable to the Manager under the Management Contract also increased as assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the investment management level, rather than the sub-adviser level, given that the Manager would be paying PanAgora out of its investment management fees.

Other Benefits

The Trustees considered other benefits to be derived as a result of PanAgora’s relationship with the Funds. These benefits include research in connection with brokerage commissions paid by the Funds.

Based on the Trustees’ deliberations and the recommendations by the Manager, the Trustees concluded that the fees proposed to be paid to PanAgora under the New Agreements were reasonable in light of the services to be provided by it, and that each New Agreement should be approved.

PRIVACY NOTICE

WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Numbers
• Names, Addresses and Telephone numbers
• Account Balances
• Account Transactions
• Transaction History
• Information regarding your investments in the Pear Tree Mutual Funds
• Other account information

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Pear Tree chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transaction, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	CALL 1-800-326-2151

Who is providing this notice?
Pear Tree Advisors, Inc. and its Affiliates (collectively “Pear Tree”). Our affiliates include the following entities:
            • Pear Tree Advisors, Inc.                   • Pear Tree Funds
            • Pear Tree Partners, LP                     • U.S. Boston Capital Corporation
We do not share inforation among our affiliates for marketing purposes.

What we do
How does Pear Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These include computer safeguards and secured files and buildings.
How does Pear Tree collect my personal information?
We collect your personal information, for example, when you:
• Open an account
• Send us a check or wire
Provide account information
• Give us your contact information
• Transfer assets from another firm

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• Affiliates’ everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share your information with affiliates to enable their marketing efforts.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share with non-affiliates to enable their marketing efforts.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Pear Tree does not participate in joint marketing efforts

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (75)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	6	NewPage Corporation (2006–2012); NewPage Holding Corporation (2006–2012); NewPage Group, Inc. (2006–2012)
John M. Bulbrook (71)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (dba/Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	6	None
William H. Dunlap (63)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005–Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008); Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp. (2005–Present)	6	None
Clinton S. Marshall (56)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/Officer in Public Companies
Willard L. Umphrey* (72)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; USB Corporation; Sugarbush Solutions, Inc. USB Atlantic Associates, Inc.; USB Greenville-86, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation, Woundchek Laboratories, Unidine Corporation

Leon Okurowski (71)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985–9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Greenville-86, Inc. MedCool, Inc., Sugarbush Solutions, Inc.; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Deborah A. Kessinger (50)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Forefield, Inc. (software provider) (2001–2004) and Compliance Consultant (2007 to present)
				N/A	None
Diane Hunt (52)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (46)	Clerk	(November 2010 to May Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005–4/2008) Pear Tree Advisors, Inc.	N/A	None

* Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Funds’ investment advisor, Pear Tree Advisors and the Funds’ distributor, U.S. Boston Capital Corporation.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 121 High Street,
2nd Floor, Boston, MA 02110
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

PEAR TREE®
FUNDS

55 Old Bedford Road
Suite 202
Lincoln MA 01773

Address Service Requested

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© 2014 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.                      Code of Ethics

(a)
As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer and controller.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)      Not applicable.

(f)(1)  One copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3.                      Audit Committee Financial Expert

Pear Tree Fund’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                      Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”). The registrant’s Audit Committee approved the selection of Tait Weller as independent registered public accounting firm on September 14, 2007.

		2013	2014
Audit Fees*	Tait Weller	$119,000	$133,000
Audit-Related Fees**	Tait Weller	$38,000	$38,000
Tax Fees***	Tait Weller	$19,000	$19,000
All Other Fees	Tait Weller	$0	$0

*    Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.
**  These amounts represent fees paid for the annual audit of the registrant’s transfer agent, Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc., the registrant’s investment advisor.
***  Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)   all audit and permissible non-audit services rendered to the Pear Tree Funds and
(ii)  all permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services in the past two fiscal years were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)              Not applicable.

(g)
The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2013	2014
Non-Audit Fees	Tait Weller	$0	$0

(h)
The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.       Audit Committee of Listed Registrants

              Not applicable.

ITEM 6.                      Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10             Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.             Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)              Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 30, 2014

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 30, 2014